Exhibit 99.2



ACADIA REALTY TRUST


                               Third Quarter 2009

                              Reporting Supplement

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
               Reporting Supplement
                September 30, 2009

                Table of Contents
--------------------------------------------------
                                                       Page                                                                Page
                                                  ---------------                                                     --------------

        Section I - Financial Information                                Section II - Opportunity Fund Information

Company Information                                             3     Opportunity Fund Overview                                   24

Market Capitalization                                           4     Redevelopment Projects - Operating                          25

Operating Statements                                                  Redevelopment Projects - Construction and Design            26
     Pro-rata Consolidation                                     5
     Joint Ventures                                             6     RCP Venture Investments                                     27
     Opportunity Funds                                          7
     Funds from Operations ("FFO"), Adjusted FFO                      Section III - Core and Opportunity Fund Portfolio Information
       ("AFFO") and Funds Available for
       Distribution("FAD")                                      9
     EBITDA                                                    10     Core Properties                                             28
Same Property Net Operating Income                             11
     Fee Income                                                12     Core Portfolio by State                                     30
     2009 Guidance                                             13
     Net Asset Valuation                                       14     Core Top Tenants                                            31

Balance Sheet - Pro-rata Consolidation                         15     Core Lease Expirations                                      32

Notes Receivable                                               16     Core New and Renewal Rent Spreads                           34

Debt Analysis                                                         Core Capital Expenditures                                   35
     Summary                                                   17
     Detail                                                    18     Opportunity Fund Properties                                 36
     Maturities                                                21
     Maturities with Extension Options                         22     Storage Post Properties                                     37

Selected Financial Ratios                                      23     Opportunity Fund Lease Expirations                          38

                                                                      Portfolio Demographics                                      41

                                                                      Important Notes                                             42
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                                     Page 2
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
Reporting Supplement
September 30, 2009

              Company Information
              -------------------

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 76 properties totaling approximately 8 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership
(and its majority-owned subsidiaries) which is currently 98% controlled by
 Acadia.


Corporate Headquarters   1311 Mamaroneck Avenue        Investor Relations      Jon Grisham
                         Suite 260                                             Senior Vice President,
                         White Plains, NY 10605                                Chief Accounting Officer
                                                                               (914) 288-8142
                                                                               jgrisham@acadiarealty.com

New York Stock Exchange  Symbol AKR                    Web Site                www.acadiarealty.com

Analyst Coverage
                Bank of Montreal                        J.P. Morgan Securities, Inc.            Bank of America / Merrill Lynch
                Paul Adornato, CFA - (212) 885-4170     Michael W. Mueller, CFA (212) 622-6689  Craig Schmidt (212) 449-1944
                paul.adornato@bmo.com                   michael.w.mueller@jpmorgan.com          craig_schmidt@ml.com

                Citigroup - Smith Barney                RBC Capital Markets                     Macquarie Capital (USA)
                Quentin Velleley, CFA - (212) 816-6981  Rich Moore, CFA - (216) 378-7625        Dave Wigginton (212) 231-6380
                quentin.velleley@citi.com               rich.moore@rbccm.com                    dave.wiggington@maquarie.com

                Keefe, Bruyette & Woods, Inc.           KeyBanc Capital Markets, Inc.           Janney Montgomery Scott
                Sheila K. McGrath - (212) 887-7793      Todd Thomas - (917) 368-2286            Andrew T. DiZio, CFA (215) 665-6439
                smcgrath@kbw.com                        tthomas@keybanccm.com                   adizio@jmsonline.com
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                                     Page 3
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
               Reporting Supplement
                September 30, 2009                                                                    Market Capitalization
                                                                                                    including the hypothetical
           Total Market Capitalization                                                                repayment of debt with
 (including pro-rata share of joint venture debt)           Market Capitalization                       available cash of
              (dollars in thousands)                       as of September 30, 2009                 $91.9 million ("Net Debt")
                                                  ------------------------------------------  --------------------------------------
                                                   Percent                     Percent of       Percent                 Percent of
                                                   of Total                   Total Market     of Total                Total Market
                                                    Equity                   Capitalization     Equity                Capitalization
                                                  ----------                ----------------  -----------             --------------
Equity Capitalization
---------------------
Total Common Shares Outstanding                        98.3%    $    39,686                         98.3% $    39,686
Common Operating Partnership ("OP") Units               1.7%            674                          1.7%         674
                                                            ----------------                             -------------
Combined Common Shares and OP Units                                  40,360                                    40,360

Share Price 9/30/2009                                                 15.07                                     15.07
                                                            ----------------                             -------------

Equity Capitalization - Common Shares and OP Units                  608,225                                   608,225
Preferred OP Units (1)                                                  378                                       378
                                                            ----------------                             -------------
           Total Equity Capitalization                              608,603            56.8%                  608,603          62.2%
                                                            ----------------    ------------             -------------    ----------

Debt Capitalization
-------------------
Consolidated debt                                                   807,098                                   807,098
Adjustment to reflect pro-rata share of debt                       (344,811)                                 (344,811)
                                                            ----------------                             -------------
            Total Debt Capitalization                               462,287            43.2%                  462,287
                                                            ----------------    ------------

Less debt paid with available cash                                                                            (91,850)           (3)
                                                                                                         -------------
          Total Net Debt Capitalization                                                                       370,437          37.8%
                                                                                                         -------------    ----------

           Total Market Capitalization                          $ 1,070,890           100.0%              $   979,040         100.0%
                                                            ================    ============             =============    ==========

(1)Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units x share price at quarter end.
(2)Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.
(3)Reflects Core Portfolio and pro-rata share of Opportunity Funds cash balance as of 9/30/09.

                                                              Weighted Average Outstanding Common Shares and OP Units
                                                            ----------------------------------------------------------
                                                             September 30,                    September
                                                                  2009                          30, 2008
                                                                Quarter       Year-to-date      Quarter  Year-to-date
                                                            --------------- ----------------  ---------- -------------
Weighted average Common Shares - Basic EPS                       39,685,623      37,414,805   33,845,368   33,800,136
Dilutive potential Common Shares                                    282,091         213,799      520,634      537,379
                                                            --------------- ----------------  ---------- -------------
Weighted average Common Shares - Diluted EPS                     39,967,714      37,628,604   34,366,002   34,337,515
OP Units                                                            673,452         672,838      647,656      647,047
Dilutive potential of OP Units                                            -               -       25,067            -
                                                            --------------- ----------------  ---------- -------------
Weighted average Common Shares/OP Units - Diluted FFO            40,641,166      38,301,442   35,038,725   34,984,562
                                                            =============== ================  ========== =============
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                                     Page 4
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
            Reporting Supplement
             September 30, 2009

Income Statements - Pro-rata Consolidation(1)

      Current Quarter and Year-to-Date
               (in thousands)                                                      Year-to-Date
                                                                                      Period
                                                                             ended September 30, 2009
                                                                 Core Retail                         Opportunity Funds       Total
                                              --------------------------------------------------------------------------------------
                                                                         Total
                                                Wholly      Joint     Continuing   Discontinued  Continuing   Discontinued
                                                 Owned   Ventures (2) Operations  Operations (3) Operations  Operations (3)
                                              --------------------------------------------------------------------------------------
 CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents                                 $   36,858 $    4,832  $     41,690 $         216 $      8,453 $         18  $ 50,377
Percentage rents                                     392         44           436             4            -            -       440
Expense reimbursements - CAM                       4,636        677         5,313             3          560            -     5,876
Expense reimbursements - Taxes                     5,689        742         6,431            39          497            -     6,967
Other property income                                 67          1            68            41          300            -       409
                                              --------------------------------------------------------------------------------------
                                                  47,642      6,296        53,938           303        9,810           18    64,069
                                              --------------------------------------------------------------------------------------
PROPERTY EXPENSES
Property operating - CAM                           5,802        770         6,572           137          666            -     7,375
Other property operating                           1,828        239         2,067            15        1,751            1     3,834
Real estate taxes                                  7,076        806         7,882            83        1,123            -     9,088
                                              --------------------------------------------------------------------------------------
                                                  14,706      1,815        16,521           235        3,539            1    20,296
                                              --------------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES                 32,936      4,481        37,417            68        6,271           17    43,773

OTHER INCOME (EXPENSE)
Interest income                                   14,207          3        14,210             -          211            -    14,421
Straight-line rent income                            424          6           430             3          252           24       709
Straight-line rents written off                     (801)         -          (801)            -          (18)           -      (819)
FAS 141 rent                                       1,368        105         1,473             -       (1,223)           -       250
Interest expense                                 (14,413)    (2,815)      (17,228)            -       (1,962)          (2)  (19,192)
FAS 141 interest                                      27          -            27             -            -            -        27
Asset and property management expense                (96)         -           (96)            -           (2)           -       (98)
Promote expense                                        -          -             -             -            -            -         -
Reserve for investment in and advances to
 unconsolidated property                               -          -             -             -       (1,381)           -    (1,381)
Reserve for pre-acquisition costs                      -          -             -             -         (481)           -      (481)
Reserve for notes receivable                      (1,734)         -        (1,734)            -            -            -    (1,734)
                                              --------------------------------------------------------------------------------------

CORE PORTFOLIO AND OPPORTUNITY FUND INCOME        31,918      1,780        33,698            71        1,666           39    35,475
                                              --------------------------------------------------------------------------------------

FEE INCOME
Asset and property management fees                 8,584          -         8,584             -            -            -     8,584
Priority distributions                               337          -           337             -            -            -       337
Transactional fees                                 6,162          -         6,162             -            -            -     6,162
Loan defeasance                                        -          -             -             -            -            -         -
Provision for income taxes                        (1,575)         -        (1,575)            -            0            -    (1,575)
                                              --------------------------------------------------------------------------------------

FEE INCOME                                        13,508          -        13,508             -            0            -    13,508
                                              --------------------------------------------------------------------------------------

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments                -          -             -             -         (721)           -      (721)
Promote income - RCP                                   -          -             -             -         (351)           -      (351)
Promote income - Fund capital transactions             -          -             -             -          909            -       909
Equity in earnings of unconsolidated
 properties                                            -          -             -             -          (18)           -       (18)
Forfeited property sale contract deposit           1,730          -         1,730             -            -            -     1,730
Lease termination income                           2,726          1         2,727             -            -            -     2,727
Gain on extinguishment of debt                     7,056          -         7,056             -            -            -     7,056
Provision for income taxes                           322          -           322             -          (35)           -       287
                                              --------------------------------------------------------------------------------------

PROMOTE, RCP AND OTHER INCOME                     11,834          1        11,835             -         (216)           -    11,619
                                              --------------------------------------------------------------------------------------

GENERAL AND ADMINISTRATIVE                       (17,710)         5       (17,705)            -         (318)           -   (18,023)
                                              --------------------------------------------------------------------------------------

Depreciation and amortization                    (11,866)    (1,243)      (13,109)          (24)      (3,479)           -   (16,612)
FAS 141 amortization                              (1,326)         -        (1,326)            -         (220)           -    (1,546)
Gain on sale of properties                             -          -             -             -            -        1,002     1,002
                                              --------------------------------------------------------------------------------------
Income before noncontrolling interests            26,358        543        26,901            47       (2,566)       1,041    25,422

Noncontrolling interest - OP                        (282)         -          (282)           (1)         (42)         (19)     (344)
Noncontrolling interests                             (11)         -           (11)            -           (3)        (323)     (337)
                                              --------------------------------------------------------------------------------------

NET INCOME                                    $   26,065 $      543  $     26,608 $          46 $     (2,612)$        699  $ 24,741
                                              ======================================================================================


                                                                                 Current Quarter
                                                                                     3 months
                                                                             ended September 30, 2009
                                                                 Core Retail                         Opportunity Funds       Total
                                              --------------------------------------------------------------------------------------
                                                                         Total
                                                Wholly      Joint     Continuing   Discontinued  Continuing   Discontinued
                                                 Owned     Ventures   Operations  Operations (3) Operations    Operations
                                              --------------------------------------------------------------------------------------
 CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents                                 $   12,104 $     1,612 $     13,716 $          72 $      3,042 $            -$ 16,830
Percentage rents                                      64          24           88             4            -              -      92
Expense reimbursements - CAM                       1,196         193        1,389             -          179              -   1,568
Expense reimbursements - Taxes                     1,908         183        2,091             2          200              -   2,293
Other property income                                (19)          1          (18)           41           68              -      91
                                              --------------------------------------------------------------------------------------
                                                  15,253       2,013       17,266           119        3,490              -  20,875
                                              --------------------------------------------------------------------------------------
PROPERTY EXPENSES
Property operating - CAM                           1,521         234        1,755            41          241              -   2,037
Other property operating                             170         103          273             4          581              -     858
Real estate taxes                                  2,485         195        2,680            43          438              -   3,161
                                              --------------------------------------------------------------------------------------
                                                   4,176         532        4,708            88        1,259              -   6,055
                                              --------------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES                 11,077       1,481       12,558            31        2,231              -  14,820

OTHER INCOME (EXPENSE)
Interest income                                    4,729           -        4,729             -           68              -   4,797
Straight-line rent income                            178           8          186             1          100              -     287
Straight-line rents written off                     (432)          -         (432)            -           (1)             -    (433)
FAS 141 rent                                       1,460          35        1,495             -         (386)             -   1,109
Interest expense                                  (4,514)       (949)      (5,463)                      (785)             -  (6,248)
FAS 141 interest                                       9           -            9                          -              -       9
Asset and property management expense                (32)          -          (32)            -           (0)             -     (32)
Promote expense                                        -           -            -             -            -              -       -
Reserve for investment in and advances to
 unconsolidated property                               -           -            -             -       (1,381)             -  (1,381)
Reserve for pre-acquisition costs                      -           -            -             -            -              -       -
Reserve for notes receivable                           -           -            -             -            -              -       -
                                              --------------------------------------------------------------------------------------

CORE PORTFOLIO AND OPPORTUNITY FUND INCOME        12,475         575       13,050            32         (153)             -  12,929
                                              --------------------------------------------------------------------------------------

FEE INCOME
Asset and property management fees                 2,887           -        2,887             -            -              -   2,887
Priority distributions                               112           -          112             -            -              -     112
Transactional fees                                 1,384                    1,384                          -              -   1,384
Loan defeasance                                        -           -            -                          -              -       -
Provision for income taxes                           274           -          274             -            -              -     274
                                              --------------------------------------------------------------------------------------

FEE INCOME                                         4,657           -        4,657             -            -              -   4,657
                                              --------------------------------------------------------------------------------------

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments                -           -            -             -          (41)             -     (41)
Promote income - RCP                                   -           -            -             -          (20)             -     (20)
Promote income - Fund capital transactions             -           -            -             -            -              -       -
Equity in earnings of unconsolidated
 properties                                            -           -            -             -            0              -       0
Forfeited property sale contract deposit               -           -            -             -            -              -       -
Lease termination income                           2,500           -        2,500             -            -              -   2,500
Gain on extinguishment of debt                        11                       11                          -              -      11
Provision for income taxes                            24           -           24             -           (9)             -      15
                                              --------------------------------------------------------------------------------------

PROMOTE, RCP AND OTHER INCOME                      2,535           -        2,535             -          (69)             -   2,466
                                              --------------------------------------------------------------------------------------

GENERAL AND ADMINISTRATIVE                        (5,753)          -       (5,753)            -          (50)             -  (5,803)
                                              --------------------------------------------------------------------------------------

Depreciation and amortization                     (4,100)       (507)      (4,607)            -       (1,256)             -  (5,863)
FAS 141 amortization                                (875)          -         (875)                       (70)             -    (945)
Gain on sale of properties                             -           -            -             -            -              -       -
                                              --------------------------------------------------------------------------------------
Income before noncontrolling interests             8,939          68        9,007            32       (1,598)             -   7,441

Noncontrolling interest - OP                        (105)          -         (105)           (1)         (27)             -    (133)
Noncontrolling interests                               1           -            1             -           (2)             -      (1)
                                              --------------------------------------------------------------------------------------

NET INCOME                                    $    8,835 $        68 $      8,903 $          31 $     (1,627)$            -$  7,307
                                              ======================================================================================
(1)   Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
         The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.
         In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
          The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads
          Shopping Center which are accounted for as unconsolidated investments in the Company's financial statements.
(2)   The noncontrolling interest's share of NOI for 239 Greenwich Ave and Boonton Shopping Center aggregated $911 for the nine months ended September 30, 2009.
(3)   Discontinued Operations reflects six Kroger locations which were sold in January 2009 and Blackman Plaza which is under contract for sale
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                                     Page 5
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
  Reporting Supplement
   September 30, 2009
Income Statements - Joint Ventures (1)
Current Quarter and Year-to-Date
     (in thousands)                           Year-to-Date                                        Current Quarter
                                                 Period                                              3 months
                                          Ended September 30,                                   Ended September 30,
                                                  2009                                                  2009
                          ---------------------------------------------------- -----------------------------------------------------
                                      Joint Ventures - Core Retail                         Joint Ventures - Core Retail
                          ----------------------------------------------------------------------------------------------------------
                                       AKR                  AKR        Total                 AKR                AKR         Total
                                       Pro-                  Pro-      AKR                    Pro-               Pro-      AKR
                                       rata                  rata      Pro-                   rata               rata      Pro-
                                        share                share     rata                   share              share     rata
                           Brandywine   22.22% Crossroads     49.00%   share   Brandywine JV  22.22% Crossroads   49.00%    share
                          ----------------------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents             $    12,011 $ 2,668 $      4,417 $  2,164 $   4,832  $      4,016 $   892  $   1,469 $    720 $     1,612
Percentage rents                  188      42            5        2        44            99      22          5        2          24
Expense reimbursements -
 CAM                            1,527     339          689      338       677           460     102        185       91         193
Expense reimbursements -
 Taxes                            785     174        1,157      568       742           270      60        250      123         183
Other property income               6       1            -        -         1             5       1          -        -           1
                          ---------------------------------------------------- -----------------------------------------------------
                               14,517   3,224        6,268    3,072     6,296         4,850   1,077      1,909      936       2,013
                          ---------------------------------------------------- -----------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM        2,143     477          598      293       770           626     139        193       95         234
Other property operating          792     176          131       63       239           205      46        117       57         103
Real estate taxes                 892     197        1,245      609       806           312      69        258      126         195
                          ---------------------------------------------------- -----------------------------------------------------
                                3,827     850        1,974      965     1,815         1,143     254        568      278         532
                          ---------------------------------------------------- -----------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                    10,690   2,374        4,294    2,107     4,481         3,707     823      1,341      658       1,481

OTHER INCOME (EXPENSE)
Interest income                     4       -            7        3         3             1       -          1        -           -
Straight-line rent income         132      29          (46)     (23)        6            49      11         (6)      (3)          8
Straight-line rents
 written off                        -       -            -        -         -             -       -          -        -           -
FAS 141 rent                      471     105            -        -       105           157      35          -        -          35
Interest expense               (7,583) (1,556)      (2,568)  (1,259)   (2,815)       (2,546)   (523)      (869)    (426)       (949)
FAS 141 interest                    -       -            -        -         -             -       -          -        -           -
Property management
 expense                         (702)      -            -        -         -          (212)      -          -        -           -
Promote expense                     -       -            -        -         -             -       -          -        -           -
Reserve for investment in
 and advances to
 unconsolidated property            -       -            -        -         -             -       -          -        -           -
Reserve for pre-
 acquisition costs                  -       -            -        -         -             -       -          -        -           -
Reserve for notes
 receivable                         -       -            -        -         -             -       -          -        -           -
                          ---------------------------------------------------- -----------------------------------------------------
CORE PORTFOLIO AND
 OPPORTUNITY FUND INCOME        3,012     952        1,687      828     1,780         1,156     346        467      229         575

FEE INCOME
Asset and property
 management fees                    -       -            -        -         -             -       -          -        -           -
Priority distributions              -       -            -        -         -             -       -          -        -           -
Transactional fees                  -       -            -        -         -
Loan defeasance                     -       -            -        -         -             -       -          -        -           -
Provision for income
 taxes                              -       -            -        -         -             -       -          -        -           -
                          ---------------------------------------------------- -----------------------------------------------------
FEE INCOME                          -       -            -        -         -             -       -          -        -           -

PROMOTE, RCP AND OTHER
 INCOME
Equity in earnings from
 RCP investments                    -       -            -        -         -             -       -          -        -           -
Promote income - RCP                -       -            -        -         -             -       -          -        -           -
Promote income - Fund
 capital transactions               -       -            -        -         -             -       -          -        -           -
Equity in earnings of
 unconsolidated
 properties                         -       -            -        -         -             -       -          -        -           -
Receipt of forfeited
 deposit                            -       -            -        -         -             -       -          -        -           -
Lease termination income            -       -            2        1         1             -       -          -        -           -
Gain on extinguishment of
 debt                               -       -            -        -         -             -       -          -        -           -
Provision for income
 taxes                              -       -            -        -         -             -       -          -        -           -
                          ---------------------------------------------------- -----------------------------------------------------
PROMOTE, RCP AND OTHER
 INCOME                             -       -            2        1         1             -       -          -        -           -

GENERAL AND
 ADMINISTRATIVE                    23       5            -        -         5             -       -          -        -           -
                                                                              -

Depreciation and
 amortization                  (3,323)   (738)        (429)    (505)   (1,243)       (1,517)   (337)      (146)    (170)       (507)
FAS 141 amortization                -       -            -        -         -             -       -          -        -           -
Gain on sale of
 properties                         -       -            -        -         -             -       -          -        -           -
                          ---------------------------------------------------- -----------------------------------------------------
Income before
 noncontrolling interest         (288)    219        1,260      324       543          (361)      9        321       59          68

Noncontrolling interest -
 OP                                 -       -            -        -         -             -       -          -        -           -
Noncontrolling interests            -       -            -        -         -             -       -          -        -           -
                          ---------------------------------------------------- -----------------------------------------------------

NET INCOME                $      (288)$   219 $      1,260 $    324 $     543  $       (361)$     9  $     321 $     59 $        68
                          ==================================================== =====================================================

(1) The Company has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.
(2) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.

                                     Page 6
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
Reporting Supplement
September 30, 2009
Income Statements -Opportunity Funds(1)
    Year-to-Date
   (in thousands)

                                                                  Year-to-Date
                                                                     Period
                                                                 ended September
                                                                    30, 2009

                                                                       Continuing Discontinued
                                                                       Operations  Operations
                        Fund I       Fund I        Fund I       AKR     AKR Pro-    AKR Pro-              AKR   AKR Pro-
                                                                          rata        rata                        rata
                      Continuing  Discontinued  Consolidated  Promote    share       share              Promote   share
                      Operations   Operations    Operations     20.00%      22.22%   22.22%   Mervyns I   20.00%   22.22%
                      ---------------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents          $   6,114  $         82   $     6,196  $ 1,239  $    1,083  $    18    $      - $      - $      -
Percentage rents               -             -             -        -           -        -           -        -        -
Expense
 reimbursements - CAM        137             -           137       27          24        -           -        -        -
Expense
 reimbursements -
 Taxes                       237             -           237       47          42        -           -        -        -
Other property income        547             -           547        1         121        -           -        -        -
                      ---------------------------------------------------------------------------------------------------
                           7,035            82         7,117    1,315       1,271       18           -        -        -
                      ---------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating -
 CAM                         279             3           282       56          49        1           -        -        -
Other property
 operating                   261             -           261       52          46        -           -        -        -
Real estate taxes            344             -           344       69          61        -           -        -        -
                      ---------------------------------------------------------------------------------------------------
                             884             3           887      177         157        1           -        -        -
                      ---------------------------------------------------------------------------------------------------

NET OPERATING INCOME
 - PROPERTIES (3)          6,151            79         6,230    1,138       1,114       17           -        -        -

OTHER INCOME
 (EXPENSE)
Interest income               31             -            31        6           6        -           -        -        -
Straight-line rent
 income                     (443)          106          (337)     (67)        (83)      24           -        -        -
Straight-line rents
 written off                (120)            -          (120)     (24)        (21)       -           -        -        -
FAS 141 rent                  (6)            -            (6)      (1)         (1)       -           -        -        -
Interest expense            (487)           (7)         (494)     (99)        (86)      (2)          -        -        -
FAS 141 interest               -             -             -        -           -        -           -        -        -
Property management
 expense                      (6)            -            (6)      (1)         (1)       -           -        -        -
Promote expense             (183)            -          (183)       -           -        -         352        -        -
Reserve for
 investment in and
 advances to
 unconsolidated
 property                 (3,655)            -        (3,655)    (731)       (650)       -           -        -        -
Reserve for pre-
 acquisition costs             -             -             -        -           -        -           -        -        -
Reserve for notes
 receivable                    -             -             -        -           -        -           -        -        -
                      ---------------------------------------------------------------------------------------------------

OPPORTUNITY FUND
 INCOME                    1,282           178         1,460      220         277       39         352        -        -

FEE INCOME
Asset and property
 management fees               -             -             -        -           -        -           -        -        -
Priority
 distributions                 -             -             -        -           -        -           -        -        -
Transactional fees             -             -             -        -           -        -           -        -        -
Loan defeasance                -             -             -        -           -        -           -        -        -
Provision for income
 taxes                         -             -             -        -           -        -           1        0        0
                      ---------------------------------------------------------------------------------------------------

FEE INCOME                     -             -             -        -           -        -           1        0        0

PROMOTE, RCP AND
 OTHER INCOME
Equity in earnings
 from RCP investments          -             -             -        -           -        -      (1,755)       -     (312)
Promote income - RCP           -             -             -        -           -        -           -     (351)       -
Promote income - Fund
 capital transactions          -             -             -      108         (24)       -           -        -        -
Equity in earnings of
 unconsolidated
 properties                  (48)            -           (48)     (10)         (9)       -           -        -        -
Receipt of forfeited
 deposit                       -             -             -        -           -        -           -        -        -
Lease termination
 income                        -             -             -        -           -        -           -        -        -
Gain on
 extinguishment of
 debt                          -             -             -        -           -        -           -        -        -
Provision for income
 taxes                       (87)            -           (87)     (17)        (15)       -          (2)      (0)      (0)
                      ---------------------------------------------------------------------------------------------------

PROMOTE, RCP AND
 OTHER INCOME               (135)            -          (135)      81         (48)       -      (1,757)    (351)    (312)
                      ---------------------------------------------------------------------------------------------------

GENERAL AND
 ADMINISTRATIVE             (358)            -          (358)     (72)        (64)       -          (2)      (0)      (0)

Depreciation and
 amortization             (3,445)            -        (3,445)    (689)       (612)       -           -        -        -
FAS 141 amortization          (3)            -            (3)      (1)         (1)       -           -        -        -
Gain on sale of
 properties                    -         5,637         5,637    1,127        (251)   1,253           -        -        -
                      ---------------------------------------------------------------------------------------------------
Income before
 noncontrolling
 interest                 (2,659)        5,815         3,156      668        (699)   1,292      (1,406)    (351)    (313)

Noncontrolling
 interest - OP                 -             -             -        -           -        -           -        -        -
Noncontrolling
 interests                  (429)       (1,454)       (1,883)    (377)        (12)    (323)          -        -        -
                      ---------------------------------------------------------------------------------------------------

NET INCOME             $  (3,088) $      4,361   $     1,273  $   291  $     (710) $   969    $ (1,406)$   (351)$   (313)
                      ===================================================================================================


                               AKR               AKR               AKR       Total
                                Pro-             Pro-               Pro-      AKR
                                rata             rata               rata      Pro-
                                share  Mervyns    share             share     rata
                      Fund II    20.00%    II     20.00% Fund III  19.9005%  share
                     ----------------------------------------------------------------

PROPERTY REVENUES
Minimum rents        $ 14,343 $  2,869 $      - $     - $  16,380 $  3,262  $  8,471
Percentage rents            -        -        -       -         -        -         -
Expense
 reimbursements - CAM   1,626      325        -       -       920      183       560
Expense
 reimbursements -
 Taxes                    562      112        -       -     1,487      295       497
Other property income      97       19        -       -       799      159       300
                     ----------------------------------------------------------------
                       16,628    3,325        -       -    19,586    3,899     9,828
                     ----------------------------------------------------------------

PROPERTY EXPENSES
Property operating -
 CAM                    1,833      367        -       -       966      192       666
Other property
 operating              3,623      725        -       -     4,661      928     1,752
Real estate taxes       1,676      336        -       -     3,300      657     1,123
                     ----------------------------------------------------------------
                        7,132    1,428        -       -     8,927    1,777     3,540
                     ----------------------------------------------------------------

NET OPERATING INCOME
 - PROPERTIES (3)       9,496    1,897        -       -    10,659    2,122     6,288

OTHER INCOME
 (EXPENSE)
Interest income             6        1        1       -       995      198       211
Straight-line rent
 income                 1,819      364        -       -       197       39       276
Straight-line rents
 written off              142       28        -       -        (4)      (1)      (18)
FAS 141 rent             (195)     (39)       -       -    (5,939)  (1,182)   (1,223)
Interest expense       (3,836)    (768)       -       -    (5,074)  (1,009)   (1,964)
FAS 141 interest            -        -        -       -         -        -         -
Property management
 expense               (1,843)       -   (2,155)      -    (6,635)       -        (2)
Promote expense             -        -        -       -         -        -         -
Reserve for
 investment in and
 advances to
 unconsolidated
 property                   -        -        -       -         -        -    (1,381)
Reserve for pre-
 acquisition costs          -        -        -       -    (2,415)    (481)     (481)
Reserve for notes
 receivable                 -        -        -       -         -        -         -
                     ----------------------------------------------------------------

OPPORTUNITY FUND
 INCOME                 5,589    1,483   (2,154)      -    (8,216)    (314)    1,706

FEE INCOME
Asset and property
 management fees            -        -        -       -         -        -         -
Priority
 distributions              -        -        -       -         -        -         -
Transactional fees          -        -        -       -         -        -         -
Loan defeasance             -        -        -       -         -        -         -
Provision for income
 taxes                      -        -        -       -         -        -         0
                     ----------------------------------------------------------------

FEE INCOME                  -        -        -       -         -        -         0

PROMOTE, RCP AND
 OTHER INCOME
Equity in earnings
 from RCP investments     (10)      (2)  (2,036)   (407)        -        -      (721)
Promote income - RCP        -        -        -       -         -        -      (351)
Promote income - Fund
 capital transactions       -        -        -       -         -        -        84
Equity in earnings of
 unconsolidated
 properties                 -        -        -       -         -        -       (18)
Receipt of forfeited
 deposit                    -        -        -       -         -        -         -
Lease termination
 income                     -        -        -       -         -        -         -
Gain on
 extinguishment of
 debt                       -        -        -       -         -        -         -
Provision for income
 taxes                      -        -       (4)     (1)       (5)       -       (35)
                     ----------------------------------------------------------------

PROMOTE, RCP AND
 OTHER INCOME             (10)      (2)  (2,040)   (408)       (5)       -    (1,040)
                     ----------------------------------------------------------------

GENERAL AND
 ADMINISTRATIVE          (670)    (134)     (28)     (5)     (219)     (43)     (318)

Depreciation and
 amortization          (6,306)  (1,261)       -       -    (4,612)    (917)   (3,479)
FAS 141 amortization     (207)     (42)       -       -      (888)    (177)     (220)
Gain on sale of
 properties                 -        -        -       -         -        -     2,129
                     ----------------------------------------------------------------
Income before
 noncontrolling
 interest              (1,604)      44   (4,222)   (413)  (13,940)  (1,451)   (1,222)

Noncontrolling
 interest - OP              -        -        -       -         -        -         -
Noncontrolling
 interests                (17)      (4)       -       -       435       86      (629)
                     ----------------------------------------------------------------

NET INCOME           $ (1,621)$     40 $ (4,222)$  (413)$ (13,505)$ (1,365) $ (1,852)
                     ================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

(3)Includes majority-owned affiliates of which the noncontrolling share of NOI for the Kroger/Safeway Portfolio amounts to $1,362 for the nine months ended September 30, 2009.

Reporting Supplement
September 30, 2009
Income Statements-Opportunity Funds (1)
    Current Quarter
     (in thousands)

                                                                Current Quarter
                                                                     Period
                                                            ended September 30, 2009
                        ------------------------------------------------------------------------------------------------
                                                                      Continuing Discontinued
                                                                      Operations  Operations
                          Fund I      Fund I      Fund I       AKR     AKR Pro-    AKR Pro-             AKR    AKR Pro-
                        Continuing DiscontinuedConsolidated  Promote     rata        rata             Promote    rata
                                                                        share       share                       share
                        Operations  Operations  Operations     20.00%      22.22%  22.22%    Mervyns I  20.00%  22.22%
                        ------------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents             $  2,025   $        -  $    2,025  $   405   $     360 $     -       $   -  $     - $     -
Percentage rents                 -            -           -        -           -       -           -        -       -
Expense reimbursements -
 CAM                            30            -          30        6           5       -           -        -       -
Expense reimbursements -
 Taxes                          86            -          86       17          15       -           -        -       -
Other property income            3            -           3        1           1       -           -        -       -
                        ------------------------------------------------------------------------------------------------
                             2,144            -       2,144      429         381       -           -        -       -
                        ------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM        65            -          65       13          12       -           -        -       -
Other property operating        81            -          81       16          14       -           -        -       -
Real estate taxes              118            -         118       24          21       -           -        -       -
                        ------------------------------------------------------------------------------------------------
                               264            -         264       53          47       -           -        -       -
                        ------------------------------------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES (3)              1,880            -       1,880      376         334       -           -        -       -

OTHER INCOME (EXPENSE)
Interest income                  2            -           2        0           0       -           -        -       -
Straight-line rent
 income                       (147)           -        (147)     (29)        (26)      -           -        -       -
Straight-line rents
 written off                     -            -           -        -           -       -           -        -       -
FAS 141 rent                    (2)           -          (2)      (0)         (0)      -           -        -       -
Interest expense              (124)           -        (124)     (25)        (22)      -           -        -       -
FAS 141 interest                 -            -           -        -           -       -           -        -       -
Asset and property
 management expense             (2)           -          (2)      (0)         (0)      -           -        -       -
Promote expense                708            -         708        -           -       -          20        -       -
Reserve for investment
 in and advances to
 unconsolidated property    (3,655)           -      (3,655)    (731)       (650)      -                    -       -
Reserve for pre-
 acquisition costs               -            -           -        -           -       -           -        -       -
Reserve for notes
 receivable                      -            -           -        -           -       -           -        -       -
                        ------------------------------------------------------------------------------------------------

OPPORTUNITY FUND INCOME     (1,340)           -      (1,340)    (410)       (364)      -          20        -       -

FEE INCOME
Asset and property
 management fees                 -            -           -        -           -       -           -        -       -
Priority distributions           -            -           -        -           -       -           -        -       -
Transactional fees               -            -           -        -           -       -           -        -       -
Loan defeasance                  -            -           -        -           -       -           -        -       -
Provision for income
 taxes                           -            -           -        -           -       -           -        -       -
                        ------------------------------------------------------------------------------------------------

FEE INCOME                       -            -           -        -           -       -           -        -       -

PROMOTE, RCP AND OTHER
 INCOME
Equity in earnings from
 RCP investments                 -            -           -        -           -       -         (99)       -     (18)
Promote income - RCP             -            -           -        -           -       -           -      (20)      -
Promote income - Fund
 capital transactions            -            -           -        -           -       -           -        -       -
Equity in earnings of
 unconsolidated
 properties                      1            -           1        0           0       -           -        -       -
Receipt of forfeited
 deposit                         -            -           -        -           -       -           -        -       -
Lease termination income         -            -           -        -           -       -           -        -       -
Gain on extinguishment
 of debt                         -            -           -        -           -       -           -        -       -
Provision for income
 taxes                         (23)           -         (23)      (5)         (4)      -           -        -       -
                        ------------------------------------------------------------------------------------------------

PROMOTE, RCP AND OTHER
 INCOME                        (22)           -         (22)      (4)         (4)      -         (99)     (20)    (18)
                        ------------------------------------------------------------------------------------------------

GENERAL AND
 ADMINISTRATIVE                (36)           -         (36)      (7)         (6)      -          (1)      (0)     (0)

Depreciation and
 amortization               (1,145)           -      (1,145)    (229)       (204)      -           -        -       -
FAS 141 amortization            (1)           -          (1)      (0)         (0)      -           -        -       -
Gain on sale of
 properties                      -            -           -        -           -       -           -        -       -
                        ------------------------------------------------------------------------------------------------
Income before
 noncontrolling interest    (2,544)           -      (2,544)    (650)       (578)      -         (80)     (20)    (18)

Noncontrolling interest
 - OP                            -            -           -        -           -       -           -        -       -
Noncontrolling interests      (109)           -        (109)     (22)        (19)      -           -        -       -
                        ------------------------------------------------------------------------------------------------

NET INCOME                $ (2,653)  $        -  $   (2,653) $  (672)  $    (597)$     -       $ (80) $   (20)$   (18)
                        ================================================================================================

                        ------------------------------------------------------------------------------------------------


                                 AKR Pro-         AKR Pro-          AKR Pro-   Total
                                  rata              rata              rata      AKR
                                   share           share             share     Pro-
                                         Mervyns                               rata
                         Fund II   20.00%    II     20.00%Fund III   19.9005%  share
                        --------------------------------------------------------------

PROPERTY REVENUES
Minimum rents           $  5,644 $ 1,129 $      - $     - $  5,766 $   1,148 $  3,042
Percentage rents               -       -        -       -        -         -        -
Expense reimbursements -
 CAM                         461      92        -       -      384        76      179
Expense reimbursements -
 Taxes                       277      55        -       -      568       113      200
Other property income         44       9        -       -      292        58       68
                        --------------------------------------------------------------
                           6,426   1,285        -       -    7,010     1,395    3,490
                        --------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM     663     133        -       -      418        83      241
Other property operating   1,206     241        -       -    1,551       309      581
Real estate taxes            728     146        -       -    1,241       247      438
                        --------------------------------------------------------------
                           2,597     520        -       -    3,210       639    1,259
                        --------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES (3)            3,829     765        -       -    3,800       756    2,231

OTHER INCOME (EXPENSE)
Interest income                2       -        -       -      336        67       68
Straight-line rent
 income                      710     142        -       -       72        14      100
Straight-line rents
 written off                   -       -        -       -       (4)       (1)      (1)
FAS 141 rent                 (65)    (13)       -       -   (1,870)     (372)    (386)
Interest expense          (1,559)   (312)       -       -   (2,142)     (426)    (785)
FAS 141 interest               -       -        -       -        -         -        -
Asset and property
 management expense          772       -   (2,155)      -   (2,233)        -       (0)
Promote expense                -       -        -       -        -         -        -
Reserve for investment
 in and advances to
 unconsolidated property       -       -        -       -        -         -   (1,381)
Reserve for pre-
 acquisition costs             -       -        -       -        -         -        -
Reserve for notes
 receivable                    -       -        -       -        -         -        -
                        --------------------------------------------------------------

OPPORTUNITY FUND INCOME    3,689     582   (2,155)      -   (2,041)       38     (153)

FEE INCOME
Asset and property
 management fees               -       -        -       -        -         -        -
Priority distributions         -       -        -       -        -         -        -
Transactional fees             -       -        -       -        -         -        -
Loan defeasance                -       -        -       -        -         -        -
Provision for income
 taxes                         -       -        -       -        -         -        -
                        --------------------------------------------------------------

FEE INCOME                     -       -        -       -        -         -        -

PROMOTE, RCP AND OTHER
 INCOME
Equity in earnings from
 RCP investments               -       -     (115)    (23)       -         -      (41)
Promote income - RCP           -       -        -       -        -         -      (20)
Promote income - Fund
 capital transactions          -       -        -       -        -         -        -
Equity in earnings of
 unconsolidated
 properties                    -       -        -       -        -         -        0
Receipt of forfeited
 deposit                       -       -        -       -        -         -        -
Lease termination income       -       -        -       -        -         -        -
Gain on extinguishment
 of debt                       -       -        -       -        -         -        -
Provision for income
 taxes                         -       -        -       -       (2)        -       (9)
                        --------------------------------------------------------------

PROMOTE, RCP AND OTHER
 INCOME                        -       -     (115)    (23)      (2)        -      (69)
                        --------------------------------------------------------------

GENERAL AND
 ADMINISTRATIVE             (149)    (30)      (1)      -      (30)       (6)     (50)

Depreciation and
 amortization             (2,424)   (485)       -       -   (1,700)     (338)  (1,256)
FAS 141 amortization         (69)    (14)       -       -     (281)      (56)     (70)
Gain on sale of
 properties                    -       -        -       -        -         -        -
                        --------------------------------------------------------------
Income before
 noncontrolling interest   1,047      53   (2,271)    (23)  (4,054)     (362)  (1,598)

Noncontrolling interest
 - OP                          -       -        -       -        -         -        -
Noncontrolling interests      40       8        -       -      157        31       (2)
                        --------------------------------------------------------------

NET INCOME              $  1,087 $    61 $ (2,271)$   (23)$ (3,897)$    (331)$ (1,600)
                        ==============================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.
(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.
(3)Includes majority-owned affiliates of which the noncontrolling share of NOI for the Kroger/Safeway Portfolio amounts to $401 for the three months ended September 30, 2009.

            Reporting Supplement
             September 30, 2009

      Funds from Operations ("FFO")(1)                                          2009
---------------------------------------------       ----------------------------------------------------------------
                                                       Current         Current        Previous        Previous
                                                     Year-to-Date      Quarter         Quarter         Quarter
                                                     Period ended  3 months ended  3 months ended  3 months ended
                                              Notes September 30,  September 30,      June 30,        March 31,
       Funds from operations ("FFO"):                    2009            2009           2009            2009
---------------------------------------------       -------------- --------------- --------------- -----------------

Net Income                                          $      24,741  $        7,307  $        7,135  $       10,300
Add back:
Depreciation of real estate and amortization
 of leasing costs:
  (net of noncontrolling interest share)
     Consolidated affiliates                               14,239           5,441           4,427           4,371
     Unconsolidated affiliates                              1,231             494             365             372
(Gain) loss on sale of properties (net of
 noncontrollling interest share)                                -
     Consolidated affiliates                                 (929)              -               -            (929)
     Unconsolidated affiliates                                  -               -               -               -
Income attributable to noncontrolling
 interests' share in Operating Partnership                    344             133              60             151
Extraordinary item (net of noncontrolling
 interests' share and income taxes)                             -
Distributions on Preferred OP Units                            15               5               5               5
                                                    -------------- --------------- --------------- -----------------
                                          FFO       $      39,641  $       13,380  $       11,992  $       14,270
                                                    ============== =============== =============== =================

  Adjusted Funds from operations ("AFFO"):
---------------------------------------------
Diluted FFO                                         $      39,642  $       13,380  $       11,992  $       14,270
Straight line rent, net                                       111             146             172            (207)
Non real estate depreciation                                  539             177             180             182
Amortization of finance costs                                 885             292             308             285
Amortization of cost of management contracts                  190              81              51              58
Tenant improvements                                        (1,588)           (541)           (503)           (544)
Leasing commissions                                          (452)           (193)            (72)           (187)
Capital expenditures                                         (880)           (586)           (285)             (9)
                                                    -------------- --------------- --------------- -----------------

                                         AFFO       $      38,447  $       12,755  $       11,843  $       13,848
                                                    ============== =============== =============== =================

  Funds Available for Distribution ("FAD")
-----------------------------------------------
AFFO                                                $      38,447  $       12,755  $       11,843  $       13,848
Gain on extinguishment of debt                             (7,056) $          (11) $       (3,895) $       (3,150)
Scheduled prinicpal repayments                             (1,166)           (390)           (378)           (398)
                                                    -------------- --------------- --------------- -----------------

                                          FAD       $      30,225  $       12,354  $        7,570  $       10,300
                                                    ============== =============== =============== =================

 Total weighted average shares and OP Units:
Basic                                                      38,088          40,359          39,265          34,575
                                                    ============== =============== =============== =================
Diluted                                                    38,301          40,641          39,477          34,722
                                                    ============== =============== =============== =================

               FFO per share:
FFO per share - Basic                               $        1.04  $         0.33  $         0.31  $         0.41
                                                    ============== =============== =============== =================
FFO per share - Diluted                             $        1.03  $         0.33  $         0.30  $         0.41
                                                    ============== =============== =============== =================

 AFFO per share - Basic                             $        1.01  $         0.32  $         0.30  $         0.40
                                                    ============== =============== =============== =================
 AFFO per share - Diluted                           $        1.00  $         0.31  $         0.30  $         0.40
                                                    ============== =============== =============== =================

 FAD per share - Basic                              $        0.79  $         0.31  $         0.19  $         0.30
                                                    ============== =============== =============== =================
 FAD per share - Diluted                            $        0.79  $         0.30  $         0.19  $         0.30
                                                    ============== =============== =============== =================


                                                                           2008
                                                                 -------------------------
                                                                   Historic     Historic
                                                                 Year-to-Date    Quarter
                                                                  Period        3 months
                                                                    ended         ended
                                                                 September 30, September
       Funds from operations ("FFO"):                                 2008       30, 2008
---------------------------------------------                    ------------- -----------

Net Income                                                       $     30,102     $ 4,466
Add back:
Depreciation of real estate and amortization
 of leasing costs:
  (net of noncontrolling interest share)
     Consolidated affiliates                                           10,533       3,996
     Unconsolidated affiliates                                          1,322         439
(Gain) loss on sale of properties (net of
 noncontrollling interest share)
     Consolidated affiliates                                           (7,182)          -
     Unconsolidated affiliates                                           (565)         23
Income attributable to noncontrolling
 interests' share in Operating Partnership                                546         104
Extraordinary item (net of noncontrolling
 interests' share and income taxes)                                                     -
Distributions on Preferred OP Units                                        16           5
                                                                 ------------- -----------
                                          FFO                    $     34,772     $ 9,033
                                                                 ============= ===========

  Adjusted Funds from operations ("AFFO"):
---------------------------------------------
Diluted FFO                                                      $     34,772     $ 9,033
Straight line rent, net                                                  (637)       (318)
Non real estate depreciation                                              666         210
Amortization of finance costs                                             903         339
Amortization of cost of management contracts                              827         528
Tenant improvements                                                      (972)       (426)
Leasing commissions                                                      (350)        (84)
Capital expenditures                                                     (869)       (747)
                                                                 ------------- -----------

                                         AFFO                    $     34,340     $ 8,535
                                                                 ============= ===========

  Funds Available for Distribution ("FAD")
---------------------------------------------
AFFO                                                             $     34,340     $ 8,535
Gain on extinguishment of debt
Scheduled prinicpal repayments                                         (2,071)       (681)
                                                                 ------------- -----------

                                          FAD                    $     32,269     $ 7,854
                                                                 ============= ===========

 Total weighted average shares and OP Units:
Basic                                                                  34,447      34,493
                                                                 ============= ===========
Diluted                                                                34,985      35,039
                                                                 ============= ===========

               FFO per share:
FFO per share - Basic                                            $       1.01     $  0.26
                                                                 ============= ===========
FFO per share - Diluted                                          $       0.99     $  0.26
                                                                 ============= ===========

 AFFO per share - Basic                                          $       1.00     $  0.25
                                                                 ============= ===========
 AFFO per share - Diluted                                        $       0.98     $  0.24
                                                                 ============= ===========

 FAD per share - Basic                                           $       0.94     $  0.23
                                                                 ============= ===========
 FAD per share - Diluted                                         $       0.92     $  0.22
                                                                 ============= ===========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

      Reporting Supplement
        September 30, 2009

    Income Statements - EBITDA
    --------------------------
 Current Quarter and Year-to-Date
 --------------------------------

         (in thousands)

                                                               Year-to-Date
                                                                  Period
                                                            ended September 30,
                                                                   2009
                                               Core Retail                      Opportunity Funds     Total
                              ---------------------------------------------  ----------------------- --------
                                                      Total
                               Wholly    Joint      Continuing Discontinued  Continuing Discontinued
                               Owned   Ventures (2) Operations  Operations   Operations  Operations
                              -------- ------------ ---------- ------------  ---------- ------------

NET INCOME                    $26,066  $        543 $26,609    $         46  $(2,612)   $   699      $24,742

Add back:
Depreciation and amortization  11,866         1,243  13,109              24    3,479          -       16,612
FAS 141 amortization            1,326             -   1,326               -      220          -        1,546
Interest expense               14,413         2,815  17,228               -    1,962          2       19,192
FAS 141 interest                  (27)            -     (27)              -        -          -          (27)
Gain on sale of properties          -             -       -               -        -     (1,002)      (1,002)
Provision for income taxes      1,253             -   1,253               -       34          -        1,287
Noncontrolling interest - OP      282             -     282               1       42         19          344
Noncontrolling interests           11             -      11               -        3        323          337
                              -------- ------------ ---------- ------------  ---------- ------------ --------

EBIDTA                        $55,190  $      4,601 $59,791    $         71  $ 3,129    $    41      $63,031
                              ======== ============ ========== ============  ========== ============ ========

                                                            Current Quarter
                                                               3 months
                                                          ended September 30,
                                                                 2009
                                             Core Retail                    Opportunity Funds     Total
                              -----------------------------------------  ----------------------- --------
                                                  Total
                               Wholly   Joint   Continuing Discontinued  Continuing Discontinued
                               Owned   Ventures Operations  Operations   Operations  Operations
                              -------- -------- ---------- ------------  ---------- ------------

NET INCOME                    $ 8,835  $     68 $ 8,903    $         31  $(1,627)   $          - $ 7,307

Add back:
Depreciation and amortization   4,100       507   4,607               -    1,256               -   5,863
FAS 141 amortization              875         -     875               -       70               -     945
Interest expense                4,514       949   5,463               -      785               -   6,248
FAS 141 interest                   (9)        -      (9)              -        -               -      (9)
Gain on sale of properties          -         -       -               -        -               -       -
Provision for income taxes       (298)        -    (298)              -        9               -    (289)
Noncontrolling interest - OP      105         -     105               1       27               -     133
Noncontrolling interests           (1)        -      (1)              -        2               -       1
                              -------- -------- ---------- ------------  ---------- ------------ --------

EBIDTA                        $18,121  $  1,524 $19,645    $         32  $   521    $          - $20,198
                              ======== ======== ========== ============  ========== ============ ========


                Reporting Supplement
                 September 30, 2009

Net Operating Income (NOI) - Same Property Performance (1)
----------------------------------------------------------
                   (in thousands)

                                                                          Growth in Same                             Growth in Same
                                                                           Property NOI -                             Property NOI -
                                                                            Continuing                                 Continuing
                                                                             Operations                                 Operations
                                                 Current      Historical     Favorable       Current     Historical      Favorable
                                     Notes:      Quarter       Quarter     (unfavorable)  Year-to-Date  Year-to-Date   (unfavorable)
                                  ------------------------------------------------------- ------------------------------------------
                                                   Three         Three
                                               months ended  months ended                 Period ended  Period ended
    Reconciliation of total NOI                September 30, September 30,                September 30, September 30,
       to same property NOI:                        2009          2008                         2009          2008
                                               ------------- -------------                ------------- -------------

 NOI - Core Retail properties                       $12,558       $12,898                      $37,417       $38,410
 NOI - Opportunity Fund properties                    2,231           972                        6,271         4,040
 NOI - Discontinued Operations                           31           591                           85         2,405
 Adjustment to reflect 2006
  increase in Fund I ownership
  percentage                           (2)                -             -                            -        (1,092)
                                               ------------- -------------                ------------- -------------

             Total NOI                               14,820        14,461                       43,773        43,763

 NOI - Properties Acquired                           (2,111)         (980)                      (6,219)       (3,310)
 NOI - Discontinued Operations                          (31)         (591)                         (85)       (2,405)
                                               ------------- -------------                ------------- -------------

                                                    $12,678       $12,890           -1.6%      $37,469       $38,048           -1.5%
                                               ============= ============= ============== ============= ============= ==============


        Same property NOI by portfolio component and
                      revenues/expenses:
                                                 Core Retail Properties                     Core Retail Properties
                                               ---------------------------                ---------------------------

                                      Revenues      $15,868       $16,272           -2.5%      $48,910       $49,306           -0.8%
                                      Expenses        4,429         4,541            2.5%       14,784        14,383           -2.8%
                                               ------------- ------------- -------------- ------------- ------------- --------------
                                  Core Retail
                                    Properties       11,439        11,731           -2.5%       34,126        34,923           -2.3%
                                               ------------- ------------- -------------- ------------- ------------- --------------

                                               Opportunity Fund Properties                Opportunity Fund Properties
                                               ---------------------------                ---------------------------

                                      Revenues        1,587         1,469            8.0%        4,410         4,111            7.3%
                                      Expenses          348           310          -12.3%        1,067           986           -8.2%
                                               ------------- ------------- -------------- ------------- ------------- --------------
                   Opportunity Fund Properties        1,239         1,159            6.8%        3,343         3,125            7.0%
                                               ------------- ------------- -------------- ------------- ------------- --------------

                         Total Core Retail and
                         Opportunity Funds NOI      $12,678       $12,890           -1.6%      $37,469       $38,048           -1.5%
                                               ============= ============= ============== ============= ============= ==============


(1) The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

(2) As a result of the recapitalization of the Brandywine Portfolio which enabled the Fund I investors to receive all of their invested capital and preferred return, the Company is entitled to receive a 20% promote interest. Accordingly, Acadia's effective ownership interest is now 38%
     [20% + (80% x 22%)].
     The Company was entitled to $7.2 million Promote on future Fund I earnings and received 100% of Fund I income until it was repaid. The balance was repaid in the second quarter of 2008 and the Company's share returned to 38%. 2008 NOI from Fund I have been adjusted from 100% down to 38% for comparability.

              Reporting Supplement
                September 30, 2009

 Income Statements - Fee income by Opportunity Fund
 --------------------------------------------------
          Current Quarter and Year-to-Date
          --------------------------------
                 (in thousands)

                                                              Fund I    Fund II  Fund III    Other     Total
                                                            --------------------------------------------------
Year-to-Date period ended September 30, 2009
Asset and property management fees                                $  -    $3,026    $4,756    $  802   $ 8,584
Transactional fees                                                  55     4,742       650       715     6,162
                                                            --------------------------------------------------
                                                                    55     7,768     5,406     1,517    14,746
Priority distributions (Asset and property management fees)        337         -         -         -       337
                                                            --------------------------------------------------
Total management fees and priority distributions                  $392    $7,768    $5,406    $1,517   $15,083
                                                            ==================================================


                                                              Fund I    Fund II  Fund III    Other     Total
                                                            --------------------------------------------------
Current quarter ended September 30, 2009
Asset and property management fees                                $  -    $1,038    $1,607    $  242   $ 2,887
Transactional fees                                                   6     1,190       114        74     1,384
                                                            --------------------------------------------------
                                                                     6     2,228     1,721       316     4,271
Priority distributions (Asset and property management fees)        112                                     112
                                                            --------------------------------------------------
Total management fees and priority distributions                  $118    $2,228    $1,721    $  316   $ 4,383
                                                            ==================================================

            Reporting Supplement
            September 30, 2009

        2009 Guidance - Highlights
        --------------------------
    (in millions except per share amounts,
   all per share amounts are fully diluted)

                                                            Original             Previous              Current
                                                          2009 Guidance        2009 Guidance        2009 Guidance
 Overall:                                                   Low/High             Low/High             Low/High         2008 Actual
---------                                              ------------------   ------------------   ------------------   ------------

Full year Funds from Operations ("FFO") per share(1)     $1.05 to $1.19       $1.07 to $1.16       $1.26 to $1.30        $1.10
                                                       ==================   ==================   ==================   ============

Earnings per Share ("EPS") (1)                           $0.51 to $0.65       $0.58 to $0.67       $0.77 to $0.81        $0.74
                                                       ==================   ==================   ==================   ============

 FFO Components:
----------------


 Core and pro-rata share of opportunity Fund
 ("Fund") portfolio income                               $38.9 to $41.2       $39.7 to $41.7       $45.0 to $46.0         $38.9
                                                       ==================   ==================   ==================   ============

 Asset and property management fee income, net
 of TRS taxes                                                $11.1                $11.0                $10.5             $10.2
                                                       ==================   ==================   ==================   ============

 Transactional fee income, net of TRS taxes              $9.4 to $10.3         $9.0 to $9.5             $7.0              $8.3
                                                       ==================   ==================   ==================   ============

 Promote, RCP and other income, net of TRS taxes          $5.4 to $6.6         $8.0 to $8.5            $12.0              $9.5
                                                       ==================   ==================   ==================   ============

 General and administrative expense                    $(26.0) to $(25.5)   $(25.0) to $(24.5)   $(24.0) to $(23.5)     $(26.4)
                                                       ==================   ==================   ==================   ============

 Total                                                   $38.8 to $43.7       $42.7 to $46.2       $50.5 to $52.0        $40.5
                                                       ==================   ==================   ==================   ============

 Non-cash interest pursuant to FSP 14-1                      $(2.2)               $(1.3)               $(1.3)            $(2.1)
                                                       ==================   ==================   ==================   ============

 Net                                                     $36.6 to $41.5       $41.4 to $44.9       $49.2 to $50.7        $38.4
                                                       ==================   ==================   ==================   ============


------------------------------------------------------------------------------------------------------------------------------------

(1) Projected 2009 and actual 2008 results are presented after giving effect to FASB Staff Position 14-1 "Accounting for Convertible
 Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)" ("FSP 14-1"). The adoption of this pronouncement in 2009 will result in an additional annual non-cash interest charge of $2.2 million, or $0.06 per share. Before the adoption of FSP 14-1, Projected 2009 and 2008 actual results are as follows:



   Full year FFO per share before FSP 14-1
   interest adjustment                                   $1.11 to $1.25       $1.02 to $1.15       $1.10 to $1.19        $1.16
                                                       ==================   ==================   ==================   ============

   Full year EPS before FSP 14-1 interest adjustment     $0.57 to $0.71       $0.53 to $0.66       $0.61 to $0.70        $0.80
                                                       ==================   ==================   ==================   ============

             Reporting Supplement
              September 30, 2009
              Net Asset Valuation             Core                 Fund I                           Fund II
              -------------------         ------------ ------------------------------   -------------------------------
                 (in thousands)                                   AKR pro-rata share                AKR pro-rata share
                                                       Fund value    %          $        Fund value    %         $
                                                       ---------- ------- -----------   ----------- ------- -----------
      Current Quarter NOI                 $     12,558            Note 1                $    3,829   20.00% $     766
      -------------------


      Debt                                $    358,922                    $     4,873                       $  54,024
      ----


      Gross asset value (1)                            $   48,200  37.78% $    18,210
      ---------------------


      Redevelopment Projects - Costs:
      -------------------------------

                    Construction in progress or completed
      Total cost to date including
       acquisition cost                                                                 $  431,500   20.00% $  86,300
      Costs placed in service                                                             (248,400)  20.00%   (49,680)
      Less projects in design phase (see
       below)                                                                              (77,200)  20.00%   (15,440)
      Less projects for which
       construction not yet commenced
       (see below)                                                                               -                  -
      Less Home Depot termination income                                                   (24,500)  20.00%    (4,900)
                                                                                        ----------- ------- -----------

      Project costs under redevelopment                                                 $   81,400   20.00% $  16,280
      Projected costs to complete                                                           80,000   20.00%    16,000
                                                                                        -----------         -----------
      Total costs for projects under
       redevelopment                                                                    $  161,400          $  32,280
                                                                                        ===========         ===========

      Average projected stabilized yield
       on costs                                                                                                     8% to 9%

                    Construction not yet commenced
      Total cost to date including
       acquisition cost                                                                 $        -          $       -
      Projected costs to complete                                                                -                  -
                                                                                        -----------         -----------
      Total project costs                                                               $        -          $       -
                                                                                        ===========         ===========

                    In design
      Total cost to date including
       acquisition cost                                                                 $   77,200   20.00% $  15,440
      Projected costs to complete                                                           TBD      20.00%       n/a

      Average projected stabilized yield
       on costs                                                                                                     8% to 9%



                                                                                                                Notes/Page
                                                                                      Fund III                  reference
                                                                           ------------------------------   -----------------
                                                                                       AKR pro-rata share
                                                                           Fund value    %         $
                                                                           ---------- ------- -----------

      Current Quarter NOI                                                  $   3,800   19.91% $    756      P. 5 & 8 / Note 2
      -------------------


      Debt                                                                                    $ 44,467            P. 18
      ----


      Gross asset value (1)                                                                                      Note 3
      ---------------------


      Redevelopment Projects - Costs:
      -------------------------------

                    Construction in progress or completed
      Total cost to date including
       acquisition cost                                                    $  40,100   19.91% $  7,982      P. 25 & 26 / Note 4
      Costs placed in service                                                      -                 -           Note 4
      Less projects in design phase (see
       below)                                                                (22,700)  19.91%   (4,518)
      Less projects for which
       construction not yet commenced
       (see below)                                                           (17,400)  19.91%   (3,463)
      Less Home Depot termination income                                           -                 -           Note 5
                                                                           ----------         -----------

      Project costs under redevelopment                                    $       -   19.91% $      -
      Projected costs to complete                                                  -                 -         P. 25 & 26
                                                                           ----------         -----------
      Total costs for projects under
       redevelopment                                                       $       -          $      -
                                                                           ==========         ===========

      Average projected stabilized yield
       on costs                                                      8% to 9%

                    Construction not yet commenced
      Total cost to date including
       acquisition cost                                                    $  17,400   19.91% $  3,463            P. 26
      Projected costs to complete                                              5,600   19.91%    1,115            P. 26
                                                                           ----------         -----------
      Total project costs                                                  $  23,000          $  4,578
                                                                           ==========         ===========

                    In design
      Total cost to date including
       acquisition cost                                                    $  22,700   19.91% $  4,518            P. 26
      Projected costs to complete                                             TBD      19.91%      n/a            P. 26

      Average projected stabilized yield
       on costs                                                      8% to 9%

Notes:
  1   It is not recommended to apply a capitalization rate to current Fund I NOI as this NOI declines in future years due primarily to the structure of the Kroger/Safeway Portfolio leases

  2   Fund II NOI includes $199 (AKR share $40) from other operating investments
      Fund III NOI includes $142 (AKR share $28) from redevelopment projects

  3   Based on September 30, 2008 property appraisals adjusted for 2009 Kroger/Safeway dispositions plus Fund I working capital as of September 30, 2009.
      Pro-rata share is 20% (AKR promote) + 22% x 80% ( AKR remaining share after promote) = 37.78%

  4   Includes costs reflected under Real estate, Real estate under development, Investments in and advances to unconsolidated affiliates and Deferred charges in the Consolidated Balance Sheet.
      Fund II includes $6,900 (AKR share $1,380) for other operating investments

  5   Home Depot termination income of $24,500 at Canarsie Plaza was recognized as income for financial reporting purposes.
      Reflected as a reduction of costs for purposes of presenting net project costs

 QUARTERLY SUPPLEMENTAL DISCLOSURE
        September 30, 2009
Pro-Rata Consolidated Balance Sheet
-----------------------------------
          (in thousands)
                                    Consolidated    Noncontrolling       Company's         Pro-Rata
                                       Balance        Interest in       Interest in      Consolidated
                                        Sheet        Consolidated      Unconsolidated      Balance
                                   As Reported (1)   Subsidiaries       Subsidiaries      Sheet (2)
                                   ---------------  ---------------   ----------------  --------------
ASSETS

Real estate
  Land                               $  215,697         $  (96,423)         $   6,830      $  126,104
  Buildings and improvements            774,193           (316,666)            49,611         507,138
  Construction in progress               24,729            (18,674)                 4           6,059
                                   ---------------  ---------------   ----------------  --------------
                                      1,014,619           (431,763)            56,445         639,301
Less: accumulated depreciation         (185,475)            34,618             (8,724)       (159,581)
                                   ---------------  ---------------   ----------------  --------------
  Net real estate                       829,144           (397,145)            47,721         479,720

Net real estate under development       177,887           (143,168)             6,619          41,338

Cash and cash equivalents               117,831            (27,707)             1,726          91,850
Cash in escrow                            8,897             (1,731)               565           7,731
Investments in and advances to
 unconsolidated affiliates               52,727            (39,651)            (8,585)          4,492
Rents receivable, net                     6,290             (1,967)              (150)          4,173
Straight-line rents receivable, net       9,524             (2,852)             1,543           8,215
Due from related parties                      -                  -                  -               -
Notes Receivable                         80,001             (8,436)                 -          71,565
Preferred equity investment              40,000                  -                  -          40,000
Deferred charges, net                    28,791            (17,951)             1,942          12,782
Prepaid expenses and other assets        21,671             25,848                693          48,212 (3)
Acquired lease intangibles               23,449            (12,076)                 4          11,377
Assets of discontinued operations         1,155                  -                  -           1,155
                                   ---------------  ---------------   ----------------  --------------

Total Assets                         $1,397,367         $ (626,836)         $  52,078      $  822,610
                                   ===============  ===============   ================  ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable               $  759,437         $ (414,759)         $  69,947      $  414,626
Notes payable                            47,661                  -                  -          47,661
Valuation of debt at acquisition,
 net of amortization                        112                (45)             1,168           1,235
Acquired lease intangibles                7,218             (2,887)                 -           4,331
Accounts payable and accrued
 expenses                                18,364             (4,911)               545          13,998
Dividends and distributions payable       7,362                  -                  -           7,362
Due to related parties                        -                  -                  -               -
Share of losses in excess of inv.
 in unconsolidated affiliates            20,666                  -            (20,666)              -
Other liabilities                        18,653             (7,285)             1,084          12,452
Liabilities of discontinued
 operations                                 202                  -                  -             202
                                   ---------------  ---------------   ----------------  --------------
  Total liabilities                     879,675           (429,887)            52,078         501,867

Shareholders' equity:
Common shares                                40                  -                  -              40
Additional paid-in capital              299,419                  -                  -         299,419
Accumulated other comprehensive
 income                                  (3,418)                 -                  -          (3,418)
Retained earnings                        16,921                  -                  -          16,921
                                   ---------------  ---------------   ----------------  --------------
  Total controlling interest            312,962                  -                  -         312,962
 Non-controlling interest in
  subsidiary                            204,730           (196,949)                 -           7,781
                                   ---------------  ---------------   ----------------  --------------
  Total shareholders' equity            517,692           (196,949)                 -         320,743
                                   ---------------  ---------------   ----------------  --------------

Total Liabilities and Shareholders'
 Equity                              $1,397,367         $ (626,836)         $  52,078      $  822,610
                                   ===============  ===============   ================  ==============

                                     Notes
--------------------------------------------------------------------------------

(1) The interim consolidated balance sheet is unaudited, although it reflect all adjustments, which in the opinion of management, are necessary for the fair presentation of the consolidated balance sheet for the interim period.

(2) The Company currently invests in Funds I, II & III and Mervyns I & II which are consolidated with the Company's financial statements. To provide investors with supplemental information, the Company's investments in these joint ventures are reflected above on a pro-rata basis by calculating its ownership percentage for each of the above asset and liability line items. Similiarly, the above presentation also includes the Company's share of assets and liaiblities for unconsolidated investments which are accounted for under the equity method of accounting pursuant to GAAP.

(3) The components of Prepaid expenses and other assets are as follows:
 Due from Fund Investors                                           $      28,791
 Accrued interest on Notes Receivable                                      9,052
 Prepaid expenses                                                          7,217
 Income Tax receivables                                                    1,627
 Restricted cash                                                             556
 Other                                                                       969
                                                                 ---------------
 Total                                                             $      48,212
                                                                 ===============

         Reporting Supplement
          September 30, 2009

         Notes Receivable (1)
         --------------------
        (amounts in thousands)
----------------------------------------------------------------------------------------------
                                                                          Balance at
                                          Balance      Third               September
                                        at June 30,   Quarter              30, 2009
                                           2009      Principal             Accrued
              Investment                 Principal  Repayments  Principal  interest   Total
----------------------------------------------------------------------------------------------

           2008 Investments
           ----------------
Georgetown - 5 property portfolio       $     8,000             $   8,000 $    1,002 $  9,002
Georgetown - 18 property portfolio           40,000                40,000      4,660   44,660
                                        -----------------------------------------------------
Sub-total - Georgetown                       48,000          -     48,000      5,662   53,662

72nd Street                                  39,639                39,639      3,007   42,646

Total 2008 preferred equity & mezzanine
                                        -----------------------------------------------------
           loan Investments                  87,639          -     87,639      8,669   96,308


          Earlier Investments
          -------------------
First mortgage notes                         14,758     (7,795)     6,963         61    7,024
Other mezzanine notes                        14,866                14,866        243   15,109
                                        -----------------------------------------------------

        Total earlier investments            29,624     (7,795)    21,829        304   22,133

                                        -----------------------------------------------------
        Total notes receivable          $   117,263   $ (7,795) $ 109,468 $    8,973 $118,441
                                        =====================================================

-------------------------------------------------------------------------------    -------------------------------------
                                        Stated   Effective            Extension
                                       Interest   Interest  Maturity   options     Underlying third-party first mortgage
              Investment                 rate     rate (2)    date     (years)     Amount (3)       Maturity dates
-------------------------------------------------------------------------------    -------------------------------------

           2008 Investments
           ----------------
Georgetown - 5 property portfolio          9.75%     10.25%  11/2010   2 x 1 year  $    8,576        2009 through 2012
Georgetown - 18 property portfolio        13.00%     13.50%   6/2010   2 x 1 year     115,237       $100 million in 2016,
                                       --------------------                        ----------          balance in 2011
Sub-total - Georgetown                    12.46%     12.96%                           123,813

72nd Street                               13.00%     19.70%  7/2011      1 year       185,000      2011 w/ 1 year extension

Total 2008 preferred equity & mezzanine
                                       --------------------                        ----------
           loan Investments               12.70%     16.01%                           308,813


          Earlier Investments
---------------------------------------
First mortgage notes                      10.50%     11.60% 2009/2010   0.4 years         n/a                  n/a
Other mezzanine notes                     13.02%     14.05%   2011          -               -                  2012
                                       --------------------                        ----------

        Total earlier investments         12.22%     13.27%

                                       --------------------                        ----------
        Total notes receivable            12.61%     15.46%                        $  308,813
                                       ====================                        ==========

-------------------------------------------------------------------------------    -------------------------------------

(1) The above activity does not include a $10,000 Fund III first mortgage investment and other non-real estate loans of $533.
(2) The effective rate includes upfront points and exit fees.
(3) The first mortgage amount for 72nd street represents the construction loan when fully drawn.

         Reporting Supplement
          September 30, 2009

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt
        (amounts in thousands)



                                                               Acadia Pro-Rata Share of Debt (2)
                                       ---------------------------------------------------------------------------------


                                           Core Portfolio         Opportunity Funds              Total
                                           --------------         -----------------              -----          Fixed
                                        Principal   Interest     Principal   Interest     Principal  Interest     vs
Mortgage Notes Payable                   Balance      Rate        Balance      Rate        Balance     Rate    Variable
-------------------------------------------------------------   ----------------------   --------------------- ---------

Fixed-Rate Debt (1)                    $  366,453        5.4%   $    27,365       5.7%   $  393,818       5.4%       85%
Variable-Rate Debt (1)                     (7,531)       1.5%        76,000       2.1%       68,469       2.0%       15%
                                       ----------- ----------   ----------- ----------   ---------- ---------- ---------

Total                                  $  358,922        5.4%   $   103,365       2.9%   $  462,287       4.9%      100%
                                       =========== ==========   =========== ==========   ========== ========== =========

FAS 141 purchase price debt allocation
Total debt as reported


                                            Reconcoliation to Consolidated Debt as Reported
                                         -----------------------------------------------------
                                               Add:                Less:
                                          Noncontrolling         Pro-rata           Acadia
                                         Interest Share of       Share of        Consolidated
                                           Consolidated       Unconsolidated         Debt
Mortgage Notes Payable                       Debt (3)            Debt (4)         As Reported
--------------------------------------   -----------------    ---------------    -------------

Fixed-Rate Debt (1)                      $         117,717    $      (67,569)    $     443,966
Variable-Rate Debt (1)                             297,041            (2,378)          363,132
                                         -----------------    ---------------    -------------

Total                                    $         414,759    $      (69,947)          807,098
                                         =================    ===============

FAS 141 purchase price debt allocation                                                     112
                                                                                 -------------
Total debt as reported                                                           $     807,210
                                                                                 =============

--------------------------------------

Notes
-----


(1) Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.
(2) Represents the Company's economic pro-rata share of debt.
(3) Represents the Minority Interest pro-rata share of consolidated partnership debt based on its percent ownership.
(4) Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.

                                                        Reporting Supplement
                                                         September 30, 2009

                                                           Debt Analysis
                                                       (amounts in thousands)



                                                                           Principal
                                                                            Balance  Acadia's Pro-rata
                                                                               at         share
                                                                           September ------------------ Interest Maturity  Extension
Property                                Notes   Entity   Lender/Originator  30, 2009 Percent  Amount      Rate     Date     Options
-------------------------------------------------------- ---------------------------------------------------------------------------

CORE PORTFOLIO
--------------

Fixed-Rate Debt
---------------
Acadia Realty Trust                       8     Acadia   3.75% Convertible $  47,661   100.0% $ 47,661    3.75% 12/20/2011   None
                                                          Note
Chestnut Hill                                   Acadia   Column Financial,     9,528   100.0%    9,528    5.45% 6/11/2013    None
                                                          Inc.
New Loudon Center                               Acadia   RBS Greenwich        14,397   100.0%   14,397    5.64%  9/6/2014    None
                                                          Capital
Crossroads Shopping Center                    Crossroads JP Morgan Chase      62,522    49.0%   30,636    5.37% 12/1/2014    None
                                               JV         Bank, N.A.
Crescent Plaza                                  Acadia   RBS Greenwich        17,600   100.0%   17,600    4.98%  9/6/2015    None
                                                          Capital
Pacesetter Park Shopping Center                 Acadia   RBS Greenwich        12,358   100.0%   12,358    5.12% 11/6/2015    None
                                                          Capital
Elmwood Park Shopping Center                    Acadia   Bear Stearns         34,600   100.0%   34,600    5.53%  1/1/2016    None
                                                          Commercial
                                                          Mortgage, Inc.
Gateway Shopping Center                         Acadia   Bear Stearns         20,500   100.0%   20,500    5.44%  3/1/2016    None
                                                          Commercial
                                                          Mortgage, Inc.
Acadia Brandywine Subsidiary                  Brandywine Bear Stearns         61,375    22.2%   13,639    5.99%  7/1/2016    None
                                               JV         Commercial
                                                          Mortgage, Inc.
Acadia Brandywine Town Center                 Brandywine Bear Stearns         31,550    22.2%    7,011    5.99%  7/1/2016    None
                                               JV         Commercial
                                                          Mortgage, Inc.
Acadia Market Square Shopping Center          Brandywine Bear Stearns         24,375    22.2%    5,417    5.99%  7/1/2016    None
                                               JV         Commercial
                                                          Mortgage, Inc.
Acadia Brandywine Condominium                 Brandywine Bear Stearns         22,650    22.2%    5,033    5.99%  7/1/2016    None
                                               JV         Commercial
                                                          Mortgage, Inc.
Acadia Brandywine Holdings                    Brandywine Bear Stearns         26,250    22.2%    5,833    5.99%  7/1/2016    None
                                               JV         Commercial
                                                          Mortgage, Inc.
Walnut Hill Plaza                               Acadia   Merrill Lynch        23,500   100.0%   23,500    6.06% 10/1/2016    None
                                                          Mortgage
                                                          Lending, Inc.
Clark Diversey                                  Acadia   American United       4,781   100.0%    4,781    6.35%  7/1/2014    None
                                                          Life Insurance
                                                          Company
239 Greenwich Avenue                            Acadia   Wachovia             26,000    75.0%   19,500    5.42% 2/11/2017    None

Merrillville Plaza                              Acadia   Bear Stearns         26,250   100.0%   26,250    5.88%  8/1/2017    None
                                                          Commercial
                                                          Mortgage, Inc.
Boonton                                         Acadia   J.P. Morgan Chase     8,218    60.0%    4,931    6.40% 11/1/2032    None
                                                          Commercial
                                                          Mortgage
                                                          Securities Corp.
Interest rate swaps                       1     Acadia   Bank of America,     63,278   100.0%   63,278    5.53%  Various
                                                          N.A.             ---------          -------- --------

Sub-Total Fixed-Rate Debt                                                    537,393           366,453    5.36%
                                                                           ---------          -------- --------

Variable-Rate Debt
------------------


Various                                   2     Acadia   Bank of America,     30,000   100.0%   30,000  Libor + 12/1/2010  2 x 12
                                                          N.A.                                             125                mos.
Branch Plaza                                    Acadia   Bank of America,     14,241   100.0%   14,241  Libor + 12/1/2011  1 x 12
                                                          N.A.                                             130                mos.
Village Commons Shopping Center           3     Acadia   Bank of America,      9,506   100.0%    9,506  Libor + 6/29/2012
                                                          N.A.                                             140
Ledgewood Mall                                  Acadia   JP Morgan Chase       2,000   100.0%    2,000  Libor + 3/29/2010
                                                          Bank, N.A.                                       125
Interest rate swaps                       1     Acadia   Bank of America,
                                                          N.A.               (63,278)  100.0%  (63,278)
                                                                           ----------          -------- -------

Sub-Total Variable-Rate Debt                                                  (7,531)           (7,531) Libor +
                                                                                                         129
                                                                           ----------          -------- -------

Total Core Portfolio Debt                                                  $ 529,862         $ 358,922    5.44%
                                                                           ==========        ==========   =====

                                                          Reporting Supplement
                                                           September 30, 2009

                                                             Debt Analysis
                                                         (amounts in thousands)





                                                                                                       Principal
                                                                                                        Balance   Acadia's Pro-rata
                                                                                                           at           share
                                                                                                        September -----------------
Property                                       Notes  Entity  Lender/Originator                         30, 2009  Percent  Amount
------------------------------------------------------------- ----------------------------------------------------------------------

OPPORTUNITY FUNDS
------------------

Fixed-Rate Debt
---------------
Storage Post - Suffern                               Fund III GEMSA Loan Services, LP                   $  4,850    18.9% $    917
Storage Post - Various                           5   Fund III GEMSA Loan Services, LP                     41,500    18.9%    7,846
216th Street                                     4   Fund II  Bank of America, N.A.                       25,500    19.8%    5,038
Pelham Manor                                     4   Fund II  Bear Sterns Commercial                      31,652    19.8%    6,254
Atlantic Avenue                                      Fund II  Bear Sterns Commercial                      11,543    13.3%    1,539
Interest rate swaps                              1    Fund I  Bank of America, N.A.                       20,250    28.5%    5,771
                                                                                                       ----------         ---------

Sub-Total Fixed-Rate Debt                                                                                135,295            27,365
                                                                                                       ----------         ---------

Variable-Rate Debt
------------------

CityPoint                                            Fund II  Bank of America, N.A.                        6,111    19.8%    1,207
Acadia Strategic Opportunity Fund II, LLC        6   Fund II  Bank of America, N.A. / Bank of New York    56,181    20.0%   11,236
Sherman Plaza                                   4,9  Fund II  Bank of America                             19,000    19.8%    3,754
161st Street                                     4   Fund II  RBS Greenwich Capital                       30,000    19.8%    5,927
Liberty Avenue                                   4   Fund II  PNC Bank, National Association              10,450    19.8%    2,065
Fordham Plaza                                    4   Fund II  Eurohypo AG                                 86,062    19.8%   17,004
Sterling Heights Shopping Center                      Fund I  JP Morgan Chase Bank, N.A.                   3,101    37.8%    1,171
Acadia Strategic Opportunity Fund III, LLC       7   Fund III Bank of America, N.A.                      134,450    19.9%   26,756
Cortlandt Towne Center                               Fund III Bank of America, N.A.                       44,970    19.9%    8,949
Tarrytown Shopping Center                             Fund I  Anglo Irish Bank Corporation                 9,800    37.8%    3,702
Interest rate swaps                              1    Fund I  Bank of America, N.A.                      (20,250)   28.5%   (5,771)
                                                                                                       ----------         ---------

Sub-Total Variable-Rate Debt                                                                             379,875            76,000
                                                                                                       ----------         ---------

Total Opportunity Funds Portfolio Debt                                                                  $515,170          $103,365
                                                                                                       ==========         =========


                                                                                                     Interest  Maturity   Extension
Property                                      Notes  Entity  Lender/Originator                         Rate      Date      Options
------------------------------------------------------------ -----------------------------------------------------------------------

OPPORTUNITY FUNDS
------------------

Fixed-Rate Debt
---------------
Storage Post - Suffern                              Fund III GEMSA Loan Services, LP                    5.37% 12/1/2009     None
Storage Post - Various                          5   Fund III GEMSA Loan Services, LP                    5.30% 3/16/2011  2 x 12 mos.
216th Street                                    4   Fund II  Bank of America, N.A.                      5.80% 10/1/2017     None
Pelham Manor                                    4   Fund II  Bear Sterns Commercial                     7.18%  1/1/2020     None
Atlantic Avenue                                     Fund II  Bear Sterns Commercial                     7.14%  1/1/2020     None
Interest rate swaps                             1    Fund I  Bank of America, N.A.                      4.21%  Various
                                                                                                     --------

Sub-Total Fixed-Rate Debt                                                                               5.70%
                                                                                                     --------

Variable-Rate Debt
------------------

CityPoint                                           Fund II  Bank of America, N.A.                     Libor  2/12/2010  1 x 6 mos.
                                                                                                        +250
Acadia Strategic Opportunity Fund II, LLC       6   Fund II  Bank of America, N.A. / Bank of New York  Libor   3/1/2010     None
                                                                                                        +250
Sherman Plaza                                 4,9   Fund II  Bank of America                           Libor  1/15/2010     None
                                                                                                        +150
161st Street                                    4   Fund II  RBS Greenwich Capital                     Libor   4/1/2010 1 x 12 mos.
                                                                                                        +140
Liberty Avenue                                  4   Fund II  PNC Bank, National Association            Libor  7/18/2010 1 x 12 mos.
                                                                                                        +325
Fordham Plaza                                   4   Fund II  Eurohypo AG                               Libor  10/4/2009  3 x 6 mos.
                                                                                                        +175
Sterling Heights Shopping Center                    Fund I   JP Morgan Chase Bank, N.A.                Libor  8/23/2010     None
                                                                                                        +185
Acadia Strategic Opportunity Fund III, LLC      7   Fund III Bank of America, N.A.                     Comm   10/9/2011     None
                                                                                                        Paper
                                                                                                        +50
Cortlandt Towne Center                              Fund III Bank of America, N.A.                     Libor  7/29/2012 2 x 12 mos.
                                                                                                        +400
Tarrytown Shopping Center                           Fund I   Anglo Irish Bank Corporation             Libor  10/30/2010 2 x 12 mos.
                                                                                                        +165
Interest rate swaps                             1   Fund I   Bank of America, N.A.                   --------

Sub-Total Variable-Rate Debt                                                                          Libor
                                                                                                        +190
                                                                                                     --------

Total Opportunity Funds Portfolio Debt                                                                  2.92%
                                                                                                     ========

                                    Reporting Supplement
                                     September 30, 2009
                                    Debt Analysis - Notes



---------------------------------------------------------------------------------------------


(1) The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:
                                                              Average
                                            Notional           Swap                Maturity
                                            principal Spread   rate   All-in Rate    Date
                                            --------- ------   ----   -----------    ----

                                            $    4,409  1.58%   4.71%        6.29%  1/1/2010
                                                10,794  1.58%   4.90%        6.48% 10/1/2011
                                                 8,075  1.58%   5.14%        6.72%  3/1/2012
                                                15,000  1.58%   3.79%        5.37% 11/30/2012
                                                15,000  1.58%   3.41%        4.99% 11/30/2012
                                                10,000  1.58%   2.65%        4.23% 11/30/2012
                                            ---------- ------ -------  -----------
Core Portfolio                              $   63,278  1.58%   3.94%        5.53%
                                            ========== ====== =======  ===========

Opportunity Funds                           $    9,800  1.58%   4.47%        6.05% 10/29/2010
                                                10,450  1.58%   0.90%        2.48% 7/19/2010
                                            ---------- ------ -------  -----------
                                            $   20,250  1.58%   2.63%        4.21%
                                            ========== ====== =======  ===========

 Total Core Portfolio and Opportunity Funds $   83,528  1.58%   3.63%        5.21%
                                            ========== ====== =======  ===========

(2) This is a revolving facility for up to $64,498 and is collateralized by Bloomfield Town
 Square, Hobson West Plaza, Marketplace of Absecon, Abington Towne Center, Methuen Shopping
 Center and Town Line Plaza.
(3) There is an additional $1,600 available under this facility based on certain income hurdles.
(4) Fund II is a 98.9% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 98.9% x 20%, or 19.8%.
(5) The loan is collateralized by Storage Post locations - Linden, Webster Avenue, Jersey
 City, Fordham Road and Lawrence.
(6) This is a revolving facility for up to $70,000.
(7) This is a line of credit with a capacity of $221,000.
(8) Convertible notes balance pursuant to APB 14-1. The actual face amount of the convertible notes at September 30, 2009 is $50,015.
(9) This loan was paid off subsequent to September 30, 2009.

         Reporting Supplement
          September 30, 2009

     Future Debt Maturities
     ----------------------
         (in thousands)

     Core Portfolio                                                 Acadia's Pro-rata Share
                                                               ---------------------------------
                           Scheduled                            Scheduled
          Year            Amortization Maturities    Total     Amortization Maturities   Total
------------------------- ------------ ----------  ----------  ------------ ---------- ---------

           2009                $   538   $      -   $    538        $   407   $      - $    407
           2010                  2,669     32,000     34,669          2,135     32,000   34,135
           2011(1)               3,045     63,720     66,765          2,481     63,720   66,201
           2012                  3,220      9,060     12,280          2,629      9,060   11,689
           2013                  3,391      8,777     12,168          2,761      8,777   11,538
       Thereafter               12,637    393,159    405,796          9,280    228,026  237,306
                          ------------ ----------  ----------  ------------ ---------- ---------
                               $25,500   $506,716   $532,216        $19,693   $341,583 $361,276
                          ============ ==========              ============ ==========

Less: additional convertible notes balance            (2,354)                            (2,354)
                                                   ----------                          ---------
  Balance per Portfolio Debt Detail                 $529,862                           $358,922
                                                   ==========                          =========



    Opportunity Funds


           2009                $   141   $ 90,880   $ 91,021        $    30   $ 17,915 $ 17,945
           2010                    462    134,550    135,012            106     29,027   29,133
           2011                    418    175,950    176,368             83     34,602   34,685
           2012                    312     43,814     44,126             62      8,719    8,781
           2013                    619          -        619            122          -      122
       Thereafter                4,821     63,203     68,024            952     11,747   12,699
                          ------------ ----------  ----------  ------------ ---------- ---------
                               $ 6,773   $508,397   $515,170        $ 1,355   $102,010 $103,365
                          ============ ==========  ==========  ============ ========== =========



                           Weighted Average Interest Rate of Maturing Debt
                           -----------------------------------------------

                           Total Debt   Fixed-Rate    Variable-Rate Debt
          Year                             Debt
-------------------------  ---------- ------------- ----------------------

           2009                 n/a           n/a               n/a
           2010                1.50%          n/a              1.50%
           2011(1)             3.26%         3.75%             1.55%
           2012                1.65%          n/a              1.65%
           2013                5.45%         5.45%              n/a
       Thereafter              5.72%         5.72%              n/a




                           Weighted Average Interest Rate of Pro-rata Share of
                                              Maturing Debt
                           ----------------------------------------------------

                           Total Debt  Fixed-Rate     Variable-Rate Debt
          Year                            Debt
-------------------------  ---------- ------------- ----------------------

           2009                2.17%         5.37%             2.00%
           2010                2.34%          n/a              2.34%
           2011(1)             1.86%         5.30%             0.80%
           2012                4.25%          n/a              4.25%
           2013                 n/a           n/a               n/a
       Thereafter              6.62%         6.62%              n/a


 (1) Includes additional convertible notes balance of $2,354 maturing in 2011.

   Reporting Supplement
    September 30, 2009

Future Debt Maturities Including Extension Options
--------------------------------------------------
            (in thousands)

      Core Portfolio                                               Acadia's Pro-rata Share
                                                               --------------------------------
                            Scheduled                           Scheduled
           Year            Amortization Maturities    Total    Amortization Maturities  Total
-------------------------- ------------ ----------  ---------  ------------ ---------- --------

           2009                    $538         $-       $538          $407         $-     $407
           2010                   2,669      2,000      4,669         2,135      2,000    4,135
           2011 (1)               3,065     50,015     53,080         2,501     50,015   52,516
           2012                   3,447     52,518     55,965         2,856     52,518   55,374
           2013                   3,391      8,777     12,168         2,761      8,777   11,538
        Thereafter               12,637    393,159    405,796         9,280    228,026  237,306
                           ------------ ----------  ---------  ------------ ---------- --------
                                $25,747   $506,469   $532,216       $19,940   $341,336 $361,276
                           ============ ==========             ============ ==========

Less: additional convertible notes balance            (2,354)                           (2,354)
                                                    ---------                          --------
   Balance per Portfolio Debt Detail                 $529,862                          $358,922
                                                    =========                          ========


    Opportunity Funds


           2009                    $141     $4,818     $4,959           $30       $911     $941
           2010                     462     84,300     84,762           107     17,333   17,440
           2011                     418    260,962    261,380            83     51,752   51,835
           2012                     505      9,800     10,305           100      3,702    3,802
           2013                   1,109     41,500     42,609           220      7,846    8,066
        Thereafter                5,081    106,074    111,155         1,021     20,260   21,281
                           ------------ ----------  ---------  ------------ ---------- --------
                                 $7,716   $507,454   $515,170        $1,561   $101,804 $103,365
                           ============ ==========  =========  ============ ========== ========



                            Weighted Average Interest Rate of Maturing Debt
                           -------------------------------------------------

           Year               Total Debt Fixed-Rate Debt   Variable-Rate Debt
--------------------------    ---------- --------------- -----------------------

           2009                      n/a             n/a                     n/a
           2010                    1.50%             n/a                   1.50%
           2011 (1)                3.75%           3.75%                     n/a
           2012                    1.53%           3.00%                   1.53%
           2013                    5.45%           5.45%                     n/a
        Thereafter                 5.72%           5.72%                     n/a



                            Weighted Average Interest Rate of Pro-rata Share of
                                                Maturing Debt
                           -----------------------------------------------------

           Year               Total Debt Fixed-Rate Debt   Variable-Rate Debt
--------------------------    ---------- --------------- -----------------------

           2009                    5.37%           5.37%                     n/a
           2010                    2.50%             n/a                   2.50%
           2011 (1)                1.40%             n/a                   1.40%
           2012                    1.90%             n/a                   1.90%
           2013                    5.30%           5.30%                     n/a
        Thereafter                 5.86%           6.62%                   4.75%



(1) Includes additional convertible notes balance of $2,354 maturing in 2011.

                  Reporting Supplement
                   September 30, 2009

                Selected Operating Ratios                   Three months ended September 30,  Nine months ended September 30,
                -------------------------

                                                               2009            2008              2009             2008
                                                            ----------      ----------        -----------       ---------
                     Coverage Ratios                     (1)
                     ---------------
                 Interest Coverage Ratio
EBIDTA                                                         $20,198         $17,164            $63,031         $62,040
Divided by Interest expense                                      6,248           7,270             19,192          19,815
                                                            ----------      ----------        -----------       ---------
                                                                  3.23 x          2.36 x             3.28 x          3.13x
               Fixed Charge Coverage Ratio
EBIDTA                                                         $20,198         $17,164            $63,031         $62,040
Divided by ( Interest expense                                    6,248           7,270             19,192          19,815
           + Preferred Dividends)                        (2)         5               5                 15              16
                                                            ----------      ----------        -----------       ---------
                                                                  3.23 x          2.36 x             3.28 x          3.13x
               Debt Service Coverage Ratio
EBIDTA                                                         $20,198         $17,164            $63,031         $62,040
Divided by ( Interest expense                                    6,248           7,270             19,192          19,815
            + Principal Amortization)                              390             681              1,166           2,071
                                                            ----------      ----------        -----------       ---------
                                                                  3.04 x          2.16 x             3.10 x          2.83x
                      Payout Ratios
                      -------------
                    FFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid            $7,362          $7,050            $22,099         $21,130
FFO                                                             13,380           9,033             39,641          34,772
                                                            ----------      ----------        -----------       ---------
                                                                   55%             78%                56%             61%
                    AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid            $7,362          $7,050            $22,099         $21,130
AFFO                                                            12,755           8,535             38,447          34,340
                                                            ----------      ----------        -----------       ---------
                                                                   58%             83%                57%             62%
                    FAD Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid            $7,362          $7,050            $22,099         $21,130
FAD                                                             12,354           7,854             30,225          32,269
                                                            ----------      ----------        -----------       ---------
                                                                   60%             90%                73%             65%
                     Leverage Ratios
                     ---------------
Debt/Total Market Capitalization
Debt                                                     (3)  $462,287                           $462,287
Total Market Capitalization                                  1,070,890                          1,070,890
                                                            ----------                        -----------
                                                                   43%                                43%
Debt + Preferred Equity (Preferred O.P. Units)           (3)  $462,665                           $462,665
Total Market Capitalization                                  1,070,890                          1,070,890
                                                            ----------                        -----------
                                                                   43%                                43%
Debt/EBIDTA - Core Portfolio
Debt                                                          $358,922                           $358,922
EBIDTA (Annualized)                                             80,794                             84,042
                                                            ----------                        -----------
                                                                  4.44 x                             4.27 x
Debt/EBIDTA - Core Portfolio and Opportunity Funds
Debt                                                          $462,287                           $462,287
EBIDTA (Annualized)                                             80,794                             84,042
                                                            ----------                        -----------
                                                                  5.72 x                             5.50 x
Debt Yield - Core Portfolio
NOI (Annualized)                                               $50,356                            $49,980
Debt                                                           358,922                            358,922
                                                            ----------                        -----------
                                                                 14.0%                              13.9%
Net Debt Yield - Core Portfolio (4)
NOI (Annualized)                                               $50,356                            $49,980
Debt                                                           278,476                            278,476
                                                            ----------                        -----------
                                                                 18.1%                              17.9%
Debt Yield - Core Portfolio and Opportunity Funds
NOI (Annualized)                                               $59,281                            $58,364
Debt                                                           462,287                            462,287
                                                            ----------                        -----------
                                                                 12.8%                              12.6%
Net Debt Yield - Core Portfolio and Opportunity Funds (5)
NOI (Annualized)                                               $59,281                            $58,364
Debt                                                           370,437                            370,437
                                                            ----------                        -----------
                                                                 16.0%                              15.8%

Notes:
(1) Quarterly results for 2009 and 2008 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
 The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.
(2 )Represents preferred distributions on Preferred Operating partnership Units.
(3) Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt and principal amortization.
(4 )Reflects debt net of the current Core Portfolio cash balance as of 9/30/09.
(5 )Reflects debt net of the current Core Portfolio and pro-rata share of the Opportunity Funds cash balance as of 9/30/09.

                Reporting Supplement
                 September 30, 2009
                                                 Overview of Acadia Strategic Opportunity Fund's
                                                 -----------------------------------------------

                        --------------------------------------------------  ------------------------------------------------
                                              FUND I                                            FUND II
                        --------------------------------------------------  ------------------------------------------------

    Item                                   Description                                        Description
-------------           --------------------------------------------------  ------------------------------------------------

Date formed             September 2001                                      June 2004

Capital commitment      $90 million                                         $300 million

Funding                 Fully funded                                        $201.0 million funded through September 30, 2009

Partnership structure

   Equity Contribution: 22.22% - Acadia                                     20% - Acadia
                        77.78% - Four institutional investors               80% - Six institutional investors

Cash flow distribution: 22.22% - Acadia                                     20% - Acadia
                        77.78% - Four institutional investors               80% - Six institutional investors

     Promote:           20% to Acadia once all partners (including          20% to Acadia once all partners (including
                        Acadia) have received 9% preferred return and       Acadia) have received 8% preferred return and
                        return of equity                                    return of equity

                        Remaining 80% is distributed to all the partners    Remaining 80% is distributed to all the partners
                        (including Acadia).                                 (including Acadia).

                        All original capital and accumulated preference     --
                        has been paid. Acadia is entitled to a Promote
                        on all future distributions.

Fees to Acadia          Priority distribution fee equal to 1.5% of implied  Asset management fee equal to 1.5% of total
                        capital                                             committed capital

                        Priority distribution fee equal to 4% of gross      Property management fee equal to 4% of gross
                        property revenues                                   property revenues

                        Market rate leasing                                 Market rate leasing fees
                         fees

                        Market rate construction/project management fees    Market rate construction/project management fees


                       -------------------------------------------------
                                           FUND III
                       -------------------------------------------------

                                          Description
                       -------------------------------------------------

                       May 2007

                       $503 million

                       $96.5 million funded through September 30, 2009



                       20% - Acadia
                       80% - 14 institutional investors

                       20% - Acadia
                       80% - 14 institutional investors

                       20% to Acadia once all partners (including
                       Acadia) have received 6% preferred return and return of equity

                       Remaining 80% is distributed to all the partners (including Acadia).

                       --



                       Asset management fee equal to 1.5% of total committed capital

                       Property management fee equal to 4% of gross property revenues

                       Market rate leasing fees

                       Market rate construction/project management fees

                       Development fee equal to 3% of total project cost

Reporting Supplement
      September 30, 2009

New York Urban/Infill: Development costs - Construction Complete
----------------------------------------------------------------

                                                                               Estimated
                                                                              completion
           Property                          Anchors/Tenants                of Construction
--------------------------------------------------------------------------------------------

Fund II
-------

Construction complete
---------------------


Fordham Place                   Sears, Walgreens, Best Buy, 24 Hour Fitness     Completed
Pelham Manor Shopping Plaza (1) BJ's Wholesale Club                             Completed
216th Street                    City of New York Dept of General Services       Completed
Liberty Avenue (1)              CVS, Storage Post                               Completed
161st Street (3)                Various New York City and State Agencies    To be determined
Atlantic Avenue                 Storage Post                                    Completed



                                         Estimated      Total cost
                                           square         to date      Estimated    Total    Debt as of
                                        footage upon    (including       future    project  September 30,
                                         completion  acquisition cost)    cost      cost        2009      % Leased (2)
                                        ------------------------------------------------------------------------------

                                                                         ($ in millions)
                                                                         ---------------

                                                                                                           Retail -  100%
Fordham Place                                276,000            $120.9       $9.1    $130.0         $86.1  Office -   34%
Pelham Manor Shopping Plaza (1)              320,000              60.9        4.1      65.0          31.7             74%
216th Street                                  60,000              27.7          -      27.7          25.5            100%
Liberty Avenue (1)                           125,000              15.2          -      15.2          10.5            100%
161st Street (3)                             230,000              54.1       10.9      65.0          30.0             99%
Atlantic Avenue                              110,000              20.3        2.7      23.0          11.5
                                        ------------ ----------------- ---------- --------- -------------
                                                                                                           Retail -   84%
   Total                                   1,121,000            $299.1      $26.8    $325.9        $195.3  Office -   77%
                                        ------------ ----------------- ---------- --------- -------------

(1 )Fund II acquired a ground lease interest at this property.

(2 )Percentage leased excludes self storage at Pelham Manor, Liberty Avenue and Atlantic Avenue.

(3) 161st Street is currently cash flowing at 84% occupancy. The redevelopment plan includes the recapture and conversion of street level office space to retail. Tenant consolidations necessary to accomplish this plan have already begun.
While the tenant consolidations have caused a temporary decline in occupancy, three leases have been signed which will bring occupancy up to 99%.

     Reporting Supplement
      September 30, 2009

New York Urban/Infill: Development costs - Construction/Design
--------------------------------------------------------------

                                                     Estimated
                                                     completion
           Property             Anchors/Tenants   of Construction
------------------------------------------------------------------

Fund II
-------

Under Construction
------------------
Canarsie Plaza (1)             BJ's Wholesale Club  1st half 2011

Total Construction


In Design
---------
Sherman Plaza                          TBD               TBD
CityPoint (2)                          TBD               TBD

Total Design



Fund III
--------

In Design
---------
Sheepshead Bay                         TBD               TBD


125 Main Street (Westport, CT)         TBD               TBD


                                Estimated      Total cost
                                 square         to date     Estimated   Total     Debt as of
                              footage upon    (including      future   project  September 30,
                               completion  acquisition cost)   cost      cost        2009          % Leased
                              -------------------------------------------------------------------------------

Fund II                                                        ($ in millions)
-------                                                     --------------------

Under Construction
------------------
Canarsie Plaza (1)                   265,000            $23.8     $53.2     $77.0             0           77%
                              -----------------------------------------------------------------
Total Construction                   265,000            $23.8     $53.2     $77.0             0
                              -----------------------------------------------------------------

In Design
---------
Sherman Plaza                       TBD                  33.7    TBD       TBD                0
CityPoint (2)                       TBD                  43.5    TBD       TBD              6.1
                              -----------------------------------------------------------------
Total Design                               -            $77.2         -         -           6.1
                              -----------------------------------------------------------------


Fund III
--------

In Design
---------
Sheepshead Bay                      TBD                 $22.7    TBD       TBD                0
                              -----------------------------------------------------------------

125 Main Street (Westport, CT)        30,000            $17.4      $5.6     $23.0             0
-----------------------------------------------------------------


(1) Cost to date is net of lease termination income from Home Depot.
(2) Fund II, along with P/A Associates and Washington Square Partner are co-developing the retail and office components at CityPoint. Amounts represent
Fund II's pro-rata share. Fund II has acquired a ground lease interest at this property.
(3) Sherman Plaza debt balance of $19.0 million at September 30, 2009 was 100%
cash collateralized and was subsequently paid off in October 2009

                Reporting Supplement
                 September 30, 2009

Retailer Controlled Property ("RCP") Venture - Overview
-------------------------------------------------------

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II are anticipated to invest a total of $60 million equity. ***

Item                   Description
-------------------    --------------------------------
Date formed            January 2004

Partnership structure
            Equity     Up to $300 million of total equity
      Contribution:

                       Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

                       80% - Klaff Realty LP and Lubert-Adler

         Cash flow     20% - AKR Funds
      distribution:
                       80% - Four institutional investors

           Promote:    20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

                       Remaining 80% is distributed to all the partners (including Klaff).

RCP Venture - Investments
-------------------------

The following table summarizes the RCP Venture investments from inception through September 30, 2009

                                                   Years        Invested                       Equity
     Investor              Investment             acquired      capital     Distributions      Multiple
-------------------      --------------        --------------   --------    -------------    ----------

                                                2004 through
Mervyns I and Mervyns II     Mervyns                2007        $30,948       $47,669           1.5 X

                                                2006 through
    Mervyns II            Albertson's                 2007       23,126       64,299            2.8 X

                                                2006 through
Fund II and Mervyns II   Other investments(1)         2008        6,468        3,739            0.6 X
                                                                --------    --------------    ---------

       Total                                                    $60,542      $115,707           1.9 X
                                                                ========    ==============    =========
(1) Represents investments in Shopko, Marsh and Rex.

             QUARTERLY SUPPLEMENTAL DISCLOSURE
      September 30, 2009
             Core Portfolio Retail Properties - Detail
             -----------------------------------------

                                                                                   Gross Leasable Area
                                                                    Acadia's  -----------------------------
                                              Anchors               interest   Anchors    Shops     Total
                                =================================== --------- -----------------------------

           New York
           --------
Connecticut
-----------
239 Greenwich Avenue( 1)        Restoration Hardware, Coach             75.0%    16,834         -    16,834
                                                                              --------- --------- ---------

New Jersey
----------
Elmwood Park Shopping Center    Walgreens, Pathmark (A&P)              100.0%    62,610    86,881   149,491
A & P Shopping Plaza            A&P                                     60.0%    49,463    13,445    62,908
                                                                              --------- --------- ---------
      Total - New Jersey                                                        112,073   100,326   212,399
                                                                              --------- --------- ---------

New York
--------
Village Commons Shopping Center                                   -    100.0%     3,891    83,346    87,237
Branch Plaza                    A&P, CVS                               100.0%    74,050    51,701   125,751
Amboy Center                    King Kullen, Duane Reade               100.0%    46,964    16,326    63,290
Bartow Avenue                                                     -    100.0%         -    14,676    14,676
Pacesetter Park Shopping Center Stop & Shop                            100.0%    52,052    44,301    96,353
LA Fitness                      LA Fitness                             100.0%    55,000         -    55,000
West 54th Street                Stage Deli                             100.0%     4,211     5,466     9,677
East 17th Street                Barnes & Noble                         100.0%    19,622         -    19,622
Crossroads Shopping Center                                              49.0%   210,114   100,628   310,742
                                                                              --------- --------- ---------
       Total - New York                                                         465,904   316,444   782,348
                                                                              --------- --------- ---------

        Total New York                                                          594,811   416,770 1,011,581
                                                                              --------- --------- ---------


          New England
          -----------

Connecticut
-----------
Town Line Plaza( 2)             Wal Mart, Super Stop & Shop            100.0%   163,159    43,187   206,346
                                                                              --------- --------- ---------

Massachusetts
-------------
Methuen Shopping Center         Wal Mart, Demoulas Super Markets       100.0%   120,004    10,017   130,021
Crescent Plaza                  Home Depot, Supervalu                  100.0%   156,985    61,156   218,141
                                                                              --------- --------- ---------
     Total - Massachusetts                                                      276,989    71,173   348,162
                                                                              --------- --------- ---------

New York
--------
                                Bon Ton, Marshalls, Price Chopper,
New Loudon Center               A.C. Moore, Raymours Furniture Co.     100.0%   251,211     4,615   255,826
                                                                              --------- --------- ---------

Rhode Island
------------
Walnut Hill Plaza               Sears, Supervalu, CVS                  100.0%   121,892   162,825   284,717
                                                                              --------- --------- ---------

Vermont
-------
The Gateway Shopping Center     Supervalu                              100.0%    73,184    28,600   101,784
                                                                              --------- --------- ---------

       Total New England                                                        886,435   310,400 1,196,835
                                                                              --------- --------- ---------

                                                                               Occupancy                 Annualized Base Rent
                                              Anchors                 -------------------------- -----------------------------------
                                ===================================   Anchors   Shops    Total     Anchors      Shops       Total
                                                                      -------------------------- -----------------------------------
           New York
           --------
Connecticut
-----------                                                            100.00%       -   100.00% $ 1,397,621 $         - $ 1,397,621
239 Greenwich Avenue( 1)        Restoration Hardware, Coach           -------- -------- -------- ----------- ----------- -----------


New Jersey
----------                                                             100.00%   85.93%   91.82%   1,390,460   1,892,785   3,283,245
Elmwood Park Shopping Center    Walgreens, Pathmark (A&P)              100.00%  100.00%  100.00%     900,000     364,457   1,264,457
A & P Shopping Plaza            A&P                                   -------- -------- -------- ----------- ----------- -----------
                                                                       100.00%   87.82%   94.24%   2,290,460   2,257,242   4,547,702
      Total - New Jersey                                              -------- -------- -------- ----------- ----------- -----------


New York
--------                                                                 0.00%   82.05%   78.39%           -   2,106,132   2,106,132
Village Commons Shopping Center                                   -    100.00%   90.92%   96.27%   1,222,619   1,304,412   2,527,031
Branch Plaza                    A&P, CVS                               100.00%   85.30%   96.21%   1,052,068     730,973   1,783,041
Amboy Center                    King Kullen, Duane Reade                 0.00%   76.29%   76.29%           -     336,665     336,665
Bartow Avenue                                                     -    100.00%   74.66%   88.35%     394,093     676,916   1,071,009
Pacesetter Park Shopping Center Stop & Shop                            100.00%       -   100.00%   1,265,000           -   1,265,000
LA Fitness                      LA Fitness                             100.00%  100.00%  100.00%   1,403,822   1,534,090   2,937,912
West 54th Street                Stage Deli                             100.00%    0.00%  100.00%     625,000           -     625,000
East 17th Street                Barnes & Noble                         100.00%   81.34%   93.96%   2,546,428   3,320,549   5,866,977
Crossroads Shopping Center                                            -------- -------- -------- ----------- ----------- -----------
                                                                        99.16%   82.45%   92.40%   8,509,030  10,009,737  18,518,767
       Total - New York                                               -------- -------- -------- ----------- ----------- -----------

                                                                        99.35%   83.74%   92.92%  12,197,111  12,266,979  24,464,090
        Total New York                                                -------- -------- -------- ----------- ----------- -----------



          New England                                                  100.00%  100.00%  100.00%     937,000     733,620   1,670,620
          -----------                                                 -------- -------- -------- ----------- ----------- -----------

Connecticut
-----------
Town Line Plaza( 2)             Wal Mart, Super Stop & Shop            100.00%  100.00%  100.00%     736,464     222,225     958,689
                                                                       100.00%   69.14%   91.35%   1,178,871     429,615   1,608,486
                                                                      -------- -------- -------- ----------- ----------- -----------
Massachusetts                                                          100.00%   73.48%   94.58%   1,915,335     651,840   2,567,175
-------------                                                         -------- -------- -------- ----------- ----------- -----------
Methuen Shopping Center         Wal Mart, Demoulas Super Markets
Crescent Plaza                  Home Depot, Supervalu

     Total - Massachusetts                                             100.00%  100.00%  100.00%   1,641,430     126,310   1,767,740
                                                                      -------- -------- -------- ----------- ----------- -----------

New York
--------
                                Bon Ton, Marshalls, Price Chopper,     100.00%   92.56%   95.75%   1,005,500   1,405,048   2,410,548
New Loudon Center               A.C. Moore, Raymours Furniture Co.    -------- -------- -------- ----------- ----------- -----------


Rhode Island
------------                                                           100.00%   84.38%   95.61%   1,353,904     520,129   1,874,033
Walnut Hill Plaza               Sears, Supervalu, CVS                 -------- -------- -------- ----------- ----------- -----------

                                                                       100.00%   88.58%   97.04%   6,853,169   3,436,947  10,290,116
Vermont                                                               -------- -------- -------- ----------- ----------- -----------
-------
The Gateway Shopping Center     Supervalu


       Total New England



General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1 )239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing
14,434 square feet. Residential activities are not included above.

(2 )Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base

             QUARTERLY SUPPLEMENTAL DISCLOSURE
      September 30, 2009
             Core Portfolio Retail Properties - Detail
             -----------------------------------------

                                                                           Gross Leasable Area
                                                           Acadia's -------------------------------
                                   Anchors                 interest   Anchors    Shops      Total
                     ==================================   --------- -------------------------------
Core Portfolio (continued):                                Acadia's
                                                          interest
                                                          ---------
       Midwest
       -------
Illinois
--------
Hobson West Plaza      Garden Fresh Markets                 100.0%    51,692     47,434    99,126
Clark Diversey                     -                        100.0%         -     19,265    19,265
                                                                     --------- ---------- ---------
  Total - Illinois                                                    51,692     66,699   118,391

Indiana
-------
                       JC Penney, Office Max, TJ Maxx,
Merrillville Plaza     David's Bridal, Pier I               100.0%   145,266     89,760   235,026

Michigan
--------
                       Home Goods, TJ Maxx, Marshalls,
Bloomfield Towne       Officemax
 Square                                                     100.0%   152,944     79,237   232,181

Ohio
----
Mad River Station(1)  Babies 'R' Us, Office Depot, Pier I   100.0%    68,296     57,687   125,983
                                                                     --------- ---------- ---------

    Total Midwest                                                    418,198    293,383   711,581
                                                                     --------- ---------- ---------

    Mid-Atlantic
    ------------
New Jersey
----------
Marketplace of        Rite Aid
 Absecon                                                     100.0%    33,933     70,785   104,718
                                                                     --------- ---------- ---------
 Total - New Jersey                                                    33,933     70,785   104,718
                                                                     --------- ---------- ---------

Delaware
--------
                      Lowes, Target, Bed, Bath & Beyond,
Brandywine Town       Dicks Sporting Goods
 Center                                                       22.2%   839,624     35,284   874,908
Market Square         TJ Maxx, Trader Joe's                   22.2%    42,850     59,197   102,047
 Shopping Center                   -
Naamans Road                                                  22.2%         -     19,970    19,970
                                                                      --------- ---------- ---------
  Total - Delaware                                                    882,474    114,451   996,925
                                                                      --------- ---------- ---------

Pennsylvania
------------
Blackman Plaza (5)     Kmart, Rite Aid                       100.0%   112,051     13,213   125,264
Mark Plaza             Kmart, Redner's Market                100.0%   157,595     58,806   216,401
Plaza 422              Home Depot, Dunham's                  100.0%   139,968     16,311   156,279
Route 6 Plaza          Kmart, Fashion Bug, Rite Aid          100.0%   146,498     29,021   175,519
Chestnut Hill (2)      Borders Books                         100.0%    31,420      9,150    40,570
Abington Towne Center  Target, TJ Maxx
 (3)                                                         100.0%   184,616     31,753   216,369
                                                                      --------- ---------- ---------
Total - Pennsylvania                                                  772,148    158,254   930,402
                                                                      --------- ---------- ---------

 Total Mid-Atlantic                                                   1,688,555    343,490 2,032,045
                                                                      --------- ---------- ---------


Total Core Properties                                                 3,587,999  1,364,043 4,952,042
                                                                      ========= ========== =========

Total Core Properties -
weighted based on ownership interest (4)                              2,770,459  1,218,325 3,988,784
                                                                      ========= ========== =========

                                                                       Occupancy                Annualized Base Rent
                                   Anchors                  -------------------------- -----------------------------------
                     ==================================     Anchors   Shops    Total     Anchors      Shops       Total
Core Portfolio (continued):                                 -------------------------- -----------------------------------


       Midwest
       -------
Illinois
--------
Hobson West Plaza      Garden Fresh Markets                  100.00%   85.58%   93.10% $   225,436 $   875,382 $ 1,100,818
Clark Diversey                     -                              -   100.00%  100.00%           -     883,130     883,130
                                                            -------- -------- -------- ----------- ----------- -----------
  Total - Illinois                                           100.00%   89.74%   94.22%     225,436   1,758,512   1,983,948

Indiana
-------
                       JC Penney, Office Max, TJ Maxx,
Merrillville Plaza     David's Bridal, Pier I                100.00%   85.48%   94.45%   1,615,642   1,280,549   2,896,191

Michigan
--------
                       Home Goods, TJ Maxx, Marshalls,
Bloomfield Towne       Officemax                              82.04%   96.39%   86.94%   1,015,349   1,417,120   2,432,469
 Square

Ohio
----
Mad River Station(1)  Babies 'R' Us, Office Depot, Pier I    100.00%   72.99%   87.63%     802,719     588,775   1,391,494
                                                            -------- -------- -------- ----------- ----------- -----------

    Total Midwest                                             93.43%   86.94%   90.76%   3,659,146   5,044,956   8,704,102
                                                            -------- -------- -------- ----------- ----------- -----------

    Mid-Atlantic
    ------------
New Jersey
----------
Marketplace of        Rite Aid                                38.92%   57.49%   51.47%     329,310     608,176     937,486
 Absecon                                                    -------- -------- -------- ----------- ----------- -----------
                                                              38.92%   57.49%   51.47%     329,310     608,176     937,486
 Total - New Jersey                                         -------- -------- -------- ----------- ----------- -----------


Delaware
--------
                      Lowes, Target, Bed, Bath & Beyond,
Brandywine Town       Dicks Sporting Goods                    97.20%   87.91%   96.83%  12,658,931     559,980  13,218,910
 Center
Market Square         TJ Maxx, Trader Joe's                  100.00%   96.25%   97.82%     671,888   1,638,203   2,310,091
 Shopping Center                   -                           0.00%   54.94%   54.94%           -     558,340     558,340
Naamans Road                                                -------- -------- -------- ----------- ----------- -----------
                                                              97.34%   86.47%   96.09%  13,330,819   2,756,523  16,087,341
  Total - Delaware                                          -------- -------- -------- ----------- ----------- -----------


Pennsylvania
------------
Blackman Plaza (5)     Kmart, Rite Aid                       100.00%   28.97%   92.51%     268,519      20,400     288,919
Mark Plaza             Kmart, Redner's Market                100.00%   28.86%   80.67%     652,095     152,200     804,295
Plaza 422              Home Depot, Dunham's                  100.00%   25.32%   92.21%     643,503      75,000     718,503
Route 6 Plaza          Kmart, Fashion Bug, Rite Aid          100.00%  100.00%  100.00%     806,351     334,842   1,141,193
Chestnut Hill (2)      Borders Books                          59.00%  100.00%   68.25%     482,000     325,483     807,483
Abington Towne Center  Target, TJ Maxx                       100.00%   94.75%   99.23%     270,000     811,749   1,081,749
 (3)                                                        -------- -------- -------- ----------- ----------- -----------

Total - Pennsylvania                                          98.33%   58.88%   91.62%   3,122,468   1,719,674   4,842,142
                                                            -------- -------- -------- ----------- ----------- -----------

 Total Mid-Atlantic                                           96.62%   67.79%   91.74%  16,782,597   5,084,373  21,866,969
                                                            -------- -------- -------- ----------- ----------- -----------


Total Core Properties                                         97.53%   81.51%   93.12% $39,492,023 $25,833,255 $65,325,277
                                                            ======== ======== ======== =========== =========== ===========

Total Core Properties -
weighted based on ownership interest (4)                      97.47%   81.08%   92.46%  27,115,228  21,849,969  48,965,197
                                                            ======== ======== ======== =========== =========== ===========
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
(1)  The GLA for this property excludes 29,857 square feet of office space.
(2)  This consists of two separate buildings.
(3)  Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company.
     This square footage has been excluded for calculating annualized base rent per square foot.
(4)  Weighted based on Acadia's ownership interest in the properties.
(5)  Under contract for sale.

    Reporting Supplement
September 30, 2009


Core Portfolio Retail Properties by State - Summary
-------------------------------------------------------------------



                                                     Gross Leasable Area       Occupancy            Annualized Base Rent
                                                 -----------------------------------------------------------------------------------
                   Ownership Percent of
                             base rent  Number of  Anchors
                       %         (1)    properties   (2)     Shops    Total  Anchors  Shops  Total    Anchors     Shops      Total
                   -----------------------------------------------------------------------------------------------------------------



Connecticut             75.0%      5.6%         2  179,993   43,187  223,180 100.00%100.00% 100.00%$ 2,334,621$   733,620$ 3,068,241

Delaware                22.2%      7.0%         3  882,474  114,451  996,925  97.34% 86.47%  96.09% 13,330,819  2,756,523 16,087,341

Illinois               100.0%      4.1%         2   51,692   66,699  118,391 100.00% 89.74%  94.22%    225,436  1,758,512  1,983,948

Indiana                100.0%      5.9%         1  145,266   89,760  235,026 100.00% 85.48%  94.45%  1,615,642  1,280,549  2,896,191

Massachusetts          100.0%      5.2%         2  276,989   71,173  348,162 100.00% 73.48%  94.58%  1,915,335    651,840  2,567,175

Michigan               100.0%      5.0%         1  152,944   79,237  232,181  82.04% 96.39%  86.94%  1,015,349  1,417,120  2,432,469

New Jersey              88.9%     10.2%         3  146,006  171,111  317,117  85.80% 75.27%  80.12%  2,619,770  2,865,418  5,485,188

New York                83.8%     35.5%        10  717,115  321,0591,038,174  99.46% 82.70%  94.28% 10,150,460 10,136,047 20,286,507

Ohio                   100.0%      2.8%         1   68,296   57,687  125,983 100.00% 72.99%  87.63%    802,719    588,775  1,391,494

Pennsylvania           100.0%     10.0%         6  772,148  158,254  930,402  98.33% 58.88%  91.62%  3,122,468  1,719,674  4,842,142

Rhode Island           100.0%      4.9%         1  121,892  162,825  284,717 100.00% 92.56%  95.75%  1,005,500  1,405,048  2,410,548

Vermont                100.0%      3.8%         1   73,184   28,600  101,784 100.00% 84.38%  95.61%  1,353,904    520,129  1,874,033
                             -------------------------------------------------------------------------------------------------------

   Total - Core
     Portfolio                   100.0%        333,587,9991,364,0434,952,042  97.53% 81.51%  93.12%$39,492,023$25,833,255$65,325,277
                             =======================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

                        Reporting Supplement
                         September 30, 2009


                                                     Core Portfolio Top Tenants - Ranked by Annualized Base Rent (2)
                                      ----------------------------------------------------------------------------------------------



                                                                                                                 Percentage of Total
                                       Number of       Wholly Owned         Joint Ventures         Combined        Represented by
                                                                                                                    Retail Tenant
                                                 -----------------------------------------------------------------------------------
                                      stores in
                          Retail       combined     Total    Annualized    Total   Annualized  Total  Annualized   Total  Annualized
                                                                 Base                 Base                Base               Base
      Ranking             Tenant       portfolio     GLA       Rent (1)     GLA     Rent (1)    GLA    Rent (1)  Portfolio Rent (1)
                                                                                                                  GLA (2)
------------------------------------------------------------------------------------------------------------------------------------

         1           A&P                        4     160,236 $ 2,868,520    18,722$  246,960  178,958$ 3,115,480     4.5%      6.4%
                      -- A&P                    3     112,463   1,913,060    18,722$  246,960  131,185  2,160,020     3.3%      4.4%
                      -- Pathmark               1      47,773     955,460         -         -   47,773    955,460     1.2%      2.0%

         2          Supervalu (Shaws)           3     175,801   2,420,980         -         -  175,801  2,420,980     4.4%      4.9%

         3          TJX Companies               8     193,482   1,451,600    19,144   344,750  212,626  1,796,350     5.3%      3.7%
                      -- T.J. Maxx              4      88,200     759,600     6,927    88,189   95,127    847,789     2.4%      1.7%
                      -- Marshalls              2      65,636     384,743         -         -   65,636    384,743     1.6%      0.8%
                      -- Homegoods              2      39,646     307,257    12,217   256,561   51,863    563,818     1.3%      1.2%

         4          Sears                       5     390,270   1,355,279    49,355   277,463  439,625  1,632,742    11.0%      3.3%
                      -- Kmart                  4     329,570   1,097,279    49,355   277,463  378,925  1,374,742     9.5%      2.8%
                      -- Sears                  1      60,700     258,000         -         -   60,700    258,000     1.5%      0.5%

         5          Stage Deli                  1       4,211   1,403,822         -         -    4,211  1,403,822     0.1%      2.9%

                    Ahold (Stop and
         6           Shop)                      2     117,911   1,331,093         -         -  117,911  1,331,093     3.0%      2.7%

         7          L.A. Fitness                1      55,000   1,265,000         -         -   55,000  1,265,000     1.4%      2.6%

         8          Home Depot                  2     211,003   1,099,996         -         -  211,003  1,099,996     5.3%      2.2%

                    Restoration
         9           Hardware                   1      12,293   1,041,152         -         -   12,293  1,041,152     0.3%      2.1%

         10         Barnes & Noble              2      19,622     625,000     6,091   194,902   25,713    819,902     0.6%      1.7%

         11         Price Chopper               1      77,450     802,105         -         -   77,450    802,105     1.9%      1.6%
         12         Sleepy's                    5      32,619     753,549         -         -   32,619    753,549     0.8%      1.5%
         13         King Kullen                 1      37,266     745,320         -         -   37,266    745,320     0.9%      1.5%
         14         Walgreens                   2      14,837     435,000     7,594   232,750   22,431    667,750     0.6%      1.4%
         15         Wal-Mart                    1      89,544     626,808         -         -   89,544    626,808     2.2%      1.3%
         16         Pier 1 Imports              3      19,254     400,754     4,321   170,802   23,575    571,556     0.6%      1.2%
         17         JC Penney                   1      50,000     544,500         -         -   50,000    544,500     1.3%      1.1%
         18         Rite Aid                    3      32,142     511,565         -         -   32,142    511,565     0.8%      1.0%
         19         The Avenue                  4      17,236     342,869     4,043   160,406   21,279    503,275     0.5%      1.0%
         20         CVS                         2      34,300     498,990         -         -   34,300    498,990     0.9%      1.0%
         21         Border's                    1      18,538     482,000         -         -   18,538    482,000     0.5%      1.0%
         22         Payless Shoesource          7      22,225     490,265     1,514    52,994   23,739    543,259     0.6%      1.1%
         23         Lowes                       1           -           -    31,108   470,509   31,108    470,509     0.8%      1.0%
         24         Redner's Markets            1      52,639     447,432         -         -   52,639    447,432     1.3%      0.9%
         25         OfficeMax                   2      47,657     428,913         -         -   47,657    428,913     1.2%      0.9%
         26         Drexel Heritage             2      13,315     332,875     4,850    91,034   18,165    423,909     0.5%      0.9%
         27         Citibank                    3       5,486     263,328     2,797   135,311    8,283    398,639     0.2%      0.8%
                    JP Morgan Chase
         28          Bank                       3      15,013     395,342         -         -   15,013    395,342     0.4%      0.8%
                    Big Apple
         29          Souvenirs                  1         920     381,684         -         -      920    381,684     0.0%      0.8%
         30         Access Group                1           -           -    16,989   365,093   16,989    365,093     0.4%      0.7%
         31         The Vitamin Shoppe          1       8,850     345,000         -         -    8,850    345,000     0.2%      0.7%
         32         Blockbuster                 4      14,730     321,437         -         -   14,730    321,437     0.4%      0.7%
                    54 Computer &
         33          Camera                     1         996     321,364         -         -      996    321,364     0.0%      0.7%
         34         Office Depot                1      25,038     315,479         -         -   25,038    315,479     0.6%      0.6%
         35         Duane Reade                 1       9,698     306,748         -         -    9,698    306,748     0.2%      0.6%
         36         Dots                        4      17,698     297,358         -         -   17,698    297,358     0.4%      0.6%
         37         Bonton                      1      65,365     274,533         -         -   65,365    274,533     1.6%      0.6%
                    K&G Fashion
         38          Superstore                 1      21,500     269,647         -         -   21,500    269,647     0.5%      0.6%
         39         Babies "R" Us               1      33,147     260,204         -         -   33,147    260,204     0.8%      0.5%
         40         Petco                       1      17,578     268,065         -         -   17,578    268,065     0.4%      0.5%
         41         Target                      1           -           -    36,822   245,503   36,822    245,503     0.9%      0.5%
                    A. C. Moore Arts &
         42          Crafts                     1      21,520     243,391         -         -   21,520    243,391     0.5%      0.5%
         43         Dollar Tree                 4      35,216     232,734         -         -   35,216    232,734     0.9%      0.5%
         44         Hallmark Cards              3      14,482     229,522         -         -   14,482    229,522     0.4%      0.5%
         45         TransUnion                  1           -           -     9,623   227,926    9,623    227,926     0.2%      0.5%
                    Garden Fresh
         46          Markets                    1      51,692     225,436         -         -   51,692    225,436     1.3%      0.5%
         47         99 Cent Dreams              1       9,592     225,124         -         -    9,592    225,124     0.2%      0.5%
         48         Electronics Store           1         428     223,242         -         -      428    223,242     0.0%      0.5%
         49         Bed, Bath & Beyond          1           -           -    11,327   212,311   11,327    212,311     0.3%      0.4%
                    Pet Supplies
         50          "Plus"                     1      10,266     208,400         -         -   10,266    208,400     0.3%      0.4%
                                      ----------------------------------------------------------------------------------------------

                          Total               105   2,278,066 $28,313,425   224,300$3,428,7142,502,366$31,742,139    62.7%     64.8%
                                      ==============================================================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of Brandywine and Crossroads.


 Reporting Supplement
September 30, 2009

 Core Portfolio Lease Expirations
-----------------------------------


                        Gross Leased Area             Annualized Base Rent
                       --------------------     --------------------------------
             Number of             Percent                 Percent    Average
               Leases     Square      of                      of        per
              Expiring   Footage    Total         Amount    Total     Sq. Ft.
             ------------------------------     --------------------------------

Anchor Tenant Expirations

    2009              3     222,794   6.84%         409,328   1.04%         1.84
    2010             10     229,756   7.05%       2,565,455   6.50%        11.17
    2011              8     176,255   5.41%       2,938,391   7.44%        16.67
    2012              7     351,642  10.79%       3,185,790   8.07%         9.06
    2013              9     374,876  11.51%       5,258,605  13.31%        14.03
    2014              8     221,510   6.80%       3,052,689   7.73%        13.78
    2015              6     221,045   6.79%       3,586,080   9.08%        16.22
    2016              5      78,886   2.42%       1,022,342   2.59%        12.96
    2017              4     158,877   4.88%       2,565,573   6.50%        16.15
    2018              6     359,783  11.04%       5,292,346  13.40%        14.71
    2019              5     122,539   3.76%         927,850   2.35%         7.57
    2020              3     184,917   5.68%       1,411,354   3.57%         7.63
    2021              1     106,760   3.28%         661,912   1.68%         6.20
    2022              2      69,837   2.14%       1,700,000   4.30%        24.34
    2024              3     188,506   5.79%       3,190,904   8.08%        16.93
    2028              4     189,509   5.82%       1,723,404   4.36%         9.09
             ------------------------------     --------------------------------
Total
 Occupied            84   3,257,492 100.00%     $39,492,023 100.00% $      12.12
             ==============================     ================================

-----------------------------------

Anchor GLA Owned by
 Tenants                    254,916
Total Vacant                 75,591
                       ------------

Total Square Feet         3,587,999
                       ============

-----------------------------------

Shop Tenant Expirations

  Month to
    Month             4       4,889   0.44%     $    64,980   0.25% $      13.29
    2009             25      68,632   6.14%         993,078   3.84%        14.47
    2010             40     106,516   9.53%       1,964,762   7.61%        18.45
    2011             48     179,699  16.06%       3,738,580  14.48%        20.80
    2012             40     146,784  13.13%       2,883,800  11.16%        19.65
    2013             46     141,513  12.66%       3,532,338  13.67%        24.96
    2014             41     165,586  14.81%       3,843,545  14.88%        23.21
    2015             17      74,784   6.69%       1,744,211   6.75%        23.32
    2016              6      31,405   2.81%         763,196   2.95%        24.30
    2017             16      49,631   4.44%       1,954,546   7.57%        39.38
    2018             20      51,951   4.65%       2,037,090   7.89%        39.21
    2019              9      20,524   1.84%         556,390   2.15%        27.11
    2020              3       6,000   0.54%         146,070   0.57%        24.35
    2021              3      30,270   2.71%         244,385   0.95%         8.07
    2022              4      20,055   1.79%         522,555   2.02%        26.06
    2023              2       7,362   0.66%         126,712   0.49%        17.21
    2027              2       9,012   0.81%         442,017   1.71%        49.05
    2028              1       3,200   0.29%         275,000   1.06%        85.94
             ------------------------------     --------------------------------
Total
 Occupied           327   1,117,813 100.00%     $25,833,255 100.00% $      23.11
             ==============================     ================================

-----------------------------------

Total Vacant                246,230
                       ------------

Total Square Feet         1,364,043
                       ============

 Reporting Supplement
September 30, 2009

 Core Portfolio Lease Expirations
-----------------------------------


                        Gross Leased Area            Annualized Base Rent
                       --------------------     -------------------------------
             Number of             Percent                   Percent   Average
               Leases     Square      of                       of        per
              Expiring   Footage    Total         Amount      Total    Sq. Ft.
             ------------------------------     -------------------------------

Total Anchor and Shop Tenant Expirations

  Month to
    Month             4  $    4,889   0.11%     $    64,980      0.10%$   13.29
    2009             28     291,426   6.66%       1,402,406      2.15%     4.81
    2010             50     336,272   7.69%       4,530,217      6.93%    13.47
    2011             56     355,954   8.14%       6,676,971     10.22%    18.76
    2012             47     498,426  11.39%       6,069,590      9.29%    12.18
    2013             55     516,389  11.80%       8,790,943     13.47%    17.02
    2014             49     387,096   8.85%       6,896,234     10.56%    17.82
    2015             23     295,829   6.76%       5,330,291      8.16%    18.02
    2016             11     110,291   2.52%       1,785,538      2.73%    16.19
    2017             20     208,508   4.77%       4,520,119      6.92%    21.68
    2018             26     411,734   9.41%       7,329,436     11.22%    17.80
    2019             14     143,063   3.27%       1,484,240      2.27%    10.37
    2020              6     190,917   4.36%       1,557,424      2.38%     8.16
    2021              4     137,030   3.13%         906,297      1.39%     6.61
    2022              6      89,892   2.05%       2,222,555      3.40%    24.72
    2023              2       7,362   0.17%         126,712      0.19%    17.21
    2024              3     188,506   4.31%       3,190,904      4.88%    16.93
    2027              2       9,012   0.21%         442,017      0.68%    49.05
    2028              5     192,709   4.40%       1,998,403      3.06%    10.37
             ------------------------------     -------------------------------
Total
 Occupied           411  $4,375,305 100.00%     $65,325,277    100.00%$   14.93
             ==============================     ===============================

-----------------------------------

Anchor GLA Owned by
 Tenants                    254,916
Total Vacant                321,821
                       ------------

Total Square Feet         4,952,042
                       ============


       Reporting Supplement
        September 30, 2009

                                      --------------------- -------------------- ----------------    --------------------

           Core Portfolio                 Year-to-Date         3 months ended     3 months ended        3 months ended
   New and Renewal Rent Spreads (1)    September 30, 2009    September 30, 2009   June 30, 2009         March 31, 2009
 ------------------------------------ --------------------- -------------------- ----------------    --------------------
                                       Cash (2)   GAAP (3)   Cash (2)   GAAP (3) Cash (2)  GAAP (3)  Cash (2)  GAAP (3)
                                       --------   --------   --------   -----------------  --------  --------  --------
 New leases
 Number of new leases commencing               7         7           2        2        1       1            4          4
 GLA                                      23,403    23,403       2,164    2,164    2,997   2,997       18,242     18,242
 New base rent                          $  15.32  $  16.26    $  30.00 $  29.58  $ 14.39 $ 20.48     $  13.73   $  13.99
 Previous base rent (and percentage
  rent)                                 $  22.20  $  21.21    $  28.40 $  26.10  $ 25.99 $ 24.10     $  20.84   $  20.15
 Percentage growth in base rent            -31.0%    -23.3%        5.6%    13.3%   -44.6%  -15.0%       -34.1%     -30.6%
 Average cost per square foot           $  15.23  $  15.23    $  14.38 $  14.38  $  0.00 $  0.00     $  17.83   $  17.83

 Renewal leases
 Number of renewal leases commencing          42        42          11       11       10      10           21         21
 GLA expiring                            379,118   379,118     103,404  103,404   69,431  69,431      206,283    206,283
 Renewal percentage                           56%       56%         24%      24%      79%     79%          64%        64%
 New base rent                          $  16.04  $  16.86    $  27.28 $  28.24  $ 14.75 $ 16.03     $  14.49   $  15.10
 Expiring base rent (and percentage
  rent)                                 $  15.19  $  14.79    $  24.40 $  23.78  $ 15.99 $ 15.47     $  13.14   $  12.84
 Percentage growth in base rent              5.6%     14.0%       11.8%    18.8%    -7.8%    3.6%        10.3%      17.6%
 Average cost per square foot           $   0.68  $   0.68    $   0.00 $   0.00  $  2.62 $  2.62     $   0.00   $   0.00

 Total new and renewal Leases
 Number of new and renewal leases
  commencing                                  49        49          13       13       11      11           25         25
 GLA commencing                          234,128   234,128      26,546   26,546   58,074  58,074      149,508    149,508
 New base rent                          $  15.97  $  16.80    $  27.50 $  28.35  $ 14.73 $ 16.26     $  14.40   $  14.96
 Expiring base rent (and percentage
  rent)                                 $  15.89  $  15.43    $  24.73 $  23.97  $ 16.51 $ 15.92     $  14.08   $  13.73
 Percentage growth in base rent              0.5%      8.9%       11.2%    18.3%   -10.8%    2.2%         2.3%       9.0%
 Average cost per square foot           $   2.14  $   2.14    $   1.17 $   1.17  $  2.48 $  2.48     $   2.18   $   2.18

                                      --------------------- -------------------- ----------------    --------------------

(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

(2) Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

(3)  Rents are calculated on a straight-line basis.


        Core Portfolio Capital Expenditures
       -------------------------------------
         Current Quarter and Year-to-Date
       -------------------------------------


                                                ------------------   -------------------
                                                   Year-to-Date            Current
                                                                           Quarter
                                                      Period              3 months               Year
                                                      ended                 ended                Ended
                                                September 30, 2009   September 30, 2009    December 31, 2008
                                                ------------------   -------------------   -----------------


       Leasing Commissions:                                   $452                  $193                $651

       Tenant Improvements:                                  1,588                   541               2,043

       Capital Expenditures:                                   881                   586(1)              896

       Redevelopments                                            -                     -                   -
                                                ------------------   -------------------   -----------------

       Total                                                $2,921                $1,320              $3,590
                                                ==================   ===================   =================

                                                ------------------   -------------------

(1) Costs related to the reconfiguration of the former Acme Market space at the Marketplace of Absecon totaled $478 during the quarter.



      Reporting Supplement
       September 30, 2009
                                 ---------------------------------------------------------------------------------------------------

     Fund I Portfolio Detail                   Ownership  Gross Leasable Area    Occupancy          Annualized Base Rent
---------------------------------                       ----------------------------------------------------------------------------
             Midwest                Anchors       %     Anchors Shops   Total  Anchors Shops  Total   Anchors    Shops      Total
------------------------------------------------------------------------------------------------------------------------------------
Michigan
---------------------------------
Sterling Heights Shopping Center Burlington
                                  Coat Factory,
                                  Rite Aid           50% 90,400 64,435  154,835100.00%  4.81% 60.39%$   526,600$   36,300$   562,900
Ohio
---------------------------------
Granville Centre                 Lifestyle
                                  Family
                                  Fitness, Inc.     100% 90,047 44,950  134,997 38.81% 28.92% 35.52%    450,336   142,686    593,022
                                                        ----------------------------------------------------------------------------
          Total Midwest                                 180,447109,385  289,832 69.46% 14.72% 48.80%    976,936   178,986  1,155,922

            New York
---------------------------------
New York
---------------------------------
Tarrytown Shopping Center        Walgreen's         100% 15,497 19,794   35,291100.00% 82.33% 90.09%    475,000   511,182    986,182

             Various
---------------------------------
Kroger/Safeway Portfolio (18     Kroger/Safeway
 Properties)                                         75%709,400      -  709,400100.00%  0.00%100.00%  6,492,215         -  6,492,215
                                                        ----------------------------------------------------------------------------

           Grand Total                                  905,344129,1791,034,523 93.91% 25.08% 85.32%$ 7,944,151$  690,168$ 8,634,319
                                                        ============================================================================

                                 ---------------------------------------------------------------------------------------------------

    Fund II Portfolio Detail
------------------------------------------------------------------------------------------------------------------------------------
             Midwest
---------------------------------
Illinois
---------------------------------
Oakbrook                         Neiman Marcus      100%112,000      -  112,000100.00%  0.00%100.00%$   825,000$        -$   825,000
            New York
---------------------------------
New York
---------------------------------
Pelham Plaza                     BJ's Discount
                                  Club,
                                  Michaels         98.8%149,878 79,629  229,507100.00% 25.23% 74.06%  3,873,244   846,102  4,719,346
Fordham Place                    Sears, Best
                                  Buy              98.8% 74,899 44,547  119,446100.00% 53.00% 82.47%  2,873,228 2,431,012  5,304,240
Liberty Avenue                   CVS               98.8% 10,880 15,245   26,125100.00%100.00%100.00%    394,944   501,139    896,083
                                 New York Dept
                                  of
216th Street                     Citywide
                                  Admin.
                                  Services         98.8% 60,000      -   60,000100.00%  0.00%100.00%  2,340,000   225,000  2,565,000
161st Street (1)                 The City of
                                  New York         98.8%137,334 89,995  227,329 93.71% 68.04% 83.55%  3,127,173 1,257,651  4,384,824
                                                        ----------------------------------------------------------------------------
         Total New York                                 432,991229,416  662,407 98.00% 52.38% 82.20% 12,608,589 5,260,904 17,869,493
                                                        ----------------------------------------------------------------------------

           Grand Total                                  544,991229,416  774,407 98.41% 52.38% 84.78%$13,433,589$5,260,904$18,694,493
                                                        ============================================================================

                                 ---------------------------------------------------------------------------------------------------

    Fund III Portfolio Detail
------------------------------------------------------------------------------------------------------------------------------------
            New York
---------------------------------
                                 Wal Mart, A&P, United
                                  Artists
Cortlandt Towne Center           Theatre          100.0%510,538131,259  641,797 83.79% 86.52% 84.35%$ 6,007,613$2,553,867$ 8,561,480
                                                        ============================================================================

                                 ---------------------------------------------------------------------------------------------------
Notes:
---------------------------------
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II properties are currently undergoing redevelopment or are in the design phase as further detailed under
 Redevelopment Projects.
New York                          Ownership %
--------                          -----------
Sherman Avenue                            98.8%
CityPoint                                   23%
Canarsie Plaza                            98.8%

(1) Currently operating, but will be redeveloped in the future.

  Reporting Supplement
   September 30, 2009
 Storage Post Property
          Detail
-------------------------                       Net
                                              Rentable
                                               Square
  Operating Properties          Location        Feet          Occupancy
-----------------------------------------------------------------------

        Fund III
Stabilized
-------------------------
New Rochelle             Westchester, New York  42,300
Suffern                    Suffern, New York    78,950
Yonkers                  Westchester, New York 100,518
Jersey City                Jersey City, New
                                 Jersey         76,720
Webster Ave (1)             Bronx, New York     36,736
Linden (1)                Linden, New Jersey    84,035
                                              --------

Subtotal Stabilized                            419,259            86.4%
                                              --------        ---------

Currently in Lease-up
-------------------------
Bruckner Blvd               Bronx, New York     89,448
Fordham Road                Bronx, New York     84,505
Lawrence                  Lawrence, New York    97,643
Long Island City           Queens, New York    134,046
                                              --------

Subtotal in Lease-up                           405,642            68.9%
                                              --------        ---------

Total Operating Properties                     824,901            77.8%
                                                              =========

Development completed
----------------------------------------------
Ridgewood                  Queens, New York     88,650            24.0%
                                              --------        =========

Total Storage Post Portfolio                   913,551
                                              ========

         Fund II
-------------------------
Currently in Lease-up
-------------------------
Liberty Avenue             Queens, New York     72,850
Pelham Plaza              Pelham Manor, New
                                  York          62,020
Atlantic Avenue           Brooklyn, New York    76,921
                                              --------
                                               211,791            38.4%
                                              ========        =========

(1) Property reached stabilization in the third quarter 2009.

  Reporting Supplement
   September 30, 2009

Fund I
Lease Expirations
-------------------------
                             Gross Leased Area           Annualized Base Rent
                         -------------------------    --------------------------
                         Number of        Percent               Percent Average
                          Leases  Square     of                    of     per
                         Expiring Footage  Total        Amount   Total  Sq. Ft.
                         -------------------------    --------------------------
Anchor Tenant Expirations
            2011               18  709,400  83.44%    $6,492,215  81.73%$   9.15
            2017                1   34,951   4.11%       450,336   5.67%   12.88
            2024                1   70,400   8.28%       281,600   3.54%    4.00
            2026                1   20,000   2.35%       245,000   3.08%   12.25
            2080                1   15,497   1.82%       475,000   5.98%   30.65
                         -------------------------    --------------------------
Total Occupied                 22  850,248 100.00%    $7,944,151 100.00%$   9.34
                         =========================    ==========================



Total Vacant                      55,096
                                --------

Total Square
 Feet                            905,344
                                ========


Shop Tenant Expirations
 Month to Month                 3   8,200  25.31%     $ 65,522    9.49%$    7.99
            2010                1   2,547   7.86%       86,012   12.46%    33.77
            2011                2   3,465  10.70%       67,574    9.79%    19.50
            2012                2   2,920   9.01%       61,344    8.89%    21.01
            2014                2   4,341  13.40%      149,219   21.62%    34.37
            2018                2   3,861  11.92%       79,655   11.54%    20.63
            2019                1   1,904   5.88%       30,000    4.35%    15.76
            2020                1   5,157  15.92%      150,842   21.86%    29.25
                         ------------------------    ---------------------------
Total Occupied                 14  32,395 100.00%     $690,168  100.00%$   21.30
                         ========================    ===========================

-----------------------------------------

Total Vacant                       96,784
                                 --------

Total Square
 Feet                             129,179
                                 ========


Total Anchor and Shop Tenant Expirations
 Month to Month                3     8,200   0.93%    $   65,522   0.76% $  7.99
            2010               1     2,547   0.29%        86,012   1.00%   33.77
            2011              20   712,865  80.75%     6,559,789  75.96%    9.20
            2012               2     2,920   0.33%        61,344   0.71%   21.01
            2014               2     4,341   0.49%       149,219   1.73%   34.37
            2017               1    34,951   3.96%       450,336   5.22%   12.88
            2018               2     3,861   0.44%        79,655   0.92%   20.63
            2019               1     1,904   0.22%        30,000   0.35%   15.76
            2020               1     5,157   0.58%       150,842   1.75%   29.25
            2024               1    70,400   7.98%       281,600   3.26%    4.00
            2026               1    20,000   2.27%       245,000   2.84%   12.25
            2080               1    15,497   1.76%       475,000   5.50%       -
                        --------------------------    --------------------------
Total Occupied                36   882,643 100.00%    $8,634,319 100.00% $  9.78
                        ==========================    ==========================

------------------------------------------

Total Vacant                       151,880
                                ----------

Total Square
 Feet                            1,034,523
                                ==========

  Reporting Supplement
 September 30, 2009

Fund II
Lease Expirations
----------------
                                   Gross Leased Area     Annualized Base Rent
                                   -----------------     --------------------
                        Number of         Percent               Percent Average
                          Leases  Square     of                     of     per
                         Expiring Footage  Total        Amount    Total  Sq. Ft.
                         -------------------------    --------------------------
Anchor Tenant Expirations
            2011                2  249,334  45.75%    $ 3,952,173  29.42% $15.85
            2013                1   20,473   3.76%        573,244   4.27%  28.00
            2019                1   39,705   7.29%      1,747,020  13.00%  44.00
            2023                1   35,194   6.46%      1,126,208   8.38%  32.00
            2027                1   60,000  11.01%      2,340,000  17.42%  39.00
            2032                1   10,880   2.00%        394,944   2.94%  36.30
            2033                1  129,405  23.73%      3,300,000  24.57%  25.50
                         -------------------------    --------------------------
Total Occupied                  8  544,991 100.00%    $13,433,589 100.00% $24.65
                         =========================    ==========================

------------------------------------------

Total Vacant                             -
                                 ---------
Total Square
 Feet                              544,991
                                 =========


Shop Tenant Expirations
 Month to Month                 1   9,967   7.18%    $   99,670   1.89%$   10.00
            2011                3  24,065  17.33%       584,773  11.12%    24.30
            2012                3  27,205  19.59%       573,208  10.90%    21.07
            2013                1   4,462   3.21%       167,994   3.19%    37.65
            2014                2   7,081   5.10%       279,078   5.30%    39.41
            2018                3   9,600   6.91%       417,600   7.94%    43.50
            2019                4   8,873   6.39%       364,668   6.93%    41.10
            2022                1       -   0.00%       225,000   4.28%        -
            2023                1  31,417  22.62%     1,131,012  21.50%    36.00
            2027                1   6,208   4.47%       217,901   4.14%    35.10
            2048                1  10,000   7.20%     1,200,000  22.81%   120.00
                         ------------------------    ---------------------------
Total Occupied                 21 138,878 100.00%    $5,260,904 100.00%$   37.88
                         ========================    ===========================

-----------------------------------------

Total Vacant                       90,538
                                 --------
Total Square
 Feet                             229,416
                                 ========

Total Anchor and Shop Tenant Expirations
 Month to Month                1     9,967   1.46%    $    99,670   0.53%$ 10.00
            2011               5   273,399  39.98%      4,536,946  24.28%  16.59
            2012               3    27,205   3.98%        573,208   3.07%  21.07
            2013               2    24,935   3.65%        167,994   0.90%   6.74
            2014               2     7,081   1.04%        852,322   4.56% 120.37
            2018               3     9,600   1.40%        417,600   2.23%  43.50
            2019               5    48,578   7.10%      2,111,688  11.30%  43.47
            2023               2    66,611   9.74%      2,257,220  12.07%  33.89
            2027               2    66,208   9.68%      2,557,901  13.68%  38.63
            2022               1         -   0.00%        225,000   1.20%      -
            2032               1    10,880   1.59%        394,944   2.11%  36.30
            2033               1   129,405  18.92%      3,300,000  17.65%  25.50
            2048               1    10,000   1.46%      1,200,000   6.42% 120.00
                        --------------------------    --------------------------
Total Occupied                29   683,869 100.00%    $18,694,493 100.00%$ 27.34
                        ==========================    ==========================

------------------------------------------

Total Vacant                        90,538
                                ----------
Total Square
 Feet                              774,407
                                ==========

  Reporting Supplement
   September 30, 2009

Fund III
Lease Expirations
-------------------------
                                   Gross Leased Area     Annualized Base Rent
                                 --------------------- -------------------------
                         Number of        Percent                Percent Average
                          Leases  Square     of                     of     per
                         Expiring Footage  Total         Amount   Total  Sq. Ft.
                         -------------------------     -------------------------
Anchor Tenant Expirations
            2009                1   14,967   3.50%     $  239,472   3.99% $16.00
            2013                3   64,580  15.10%      1,182,125  19.68%  18.30
            2014                2   56,379  13.18%        908,695  15.13%  16.12
            2017                2   52,131  12.19%        927,312  15.44%  17.79
            2018                2  174,707  40.83%      1,709,562  28.44%   9.79
            2022                1   65,028  15.20%      1,040,447  17.32%  16.00
                         -------------------------     -------------------------
Total Occupied                 11  427,792 100.00%     $6,007,613 100.00% $14.04
                         =========================     =========================

------------------------------------------

Total Vacant                        82,746
                                 ---------
Total Square
 Feet                              510,538
                                 =========


Shop Tenant Expirations
 Month to Month                 5  12,644  10.66%    $  168,000   6.58%$   13.29
            2009                3  12,400  10.46%       162,552   6.36%    13.11
            2010                5  10,584   8.93%       152,717   5.98%    14.43
            2011                2   2,000   1.69%        74,970   2.94%    37.49
            2012                3   8,200   6.92%       223,000   8.73%    27.20
            2013                1   6,000   5.06%       166,620   6.52%    27.77
            2014                4  17,136  14.45%       502,550  19.68%    29.33
            2015                4   9,177   7.74%       221,222   8.66%    24.11
            2016                1   9,100   7.67%       176,771   6.92%    19.43
            2017                2   9,688   8.17%       205,043   8.03%    21.16
            2018                3   9,357   7.89%       175,394   6.87%    18.74
            2019                2   9,285   7.83%       266,558  10.44%    28.71
            2020                1   3,000   2.53%        58,470   2.29%        -
            2047                1       -   0.00%             -   0.00%        -
                         ------------------------    ---------------------------
Total Occupied                 37 118,571 100.00%    $2,553,867 100.00%$   21.54
                         ========================    ===========================

-----------------------------------------

Total Vacant                       12,688
                                 --------
Total Square
 Feet                             131,259
                                 ========

Total Anchor and Shop Tenant Expirations
 Month to Month                5    12,644   2.31%       168,000   1.96%$  13.29
            2009               4    27,367   5.01%       402,024   4.70%   14.69
            2010               5    10,584   1.94%       152,717   1.78%   14.43
            2011               2     2,000   0.37%        74,970   0.88%   37.49
            2012               3     8,200   1.50%       223,000   2.60%   27.20
            2013               4    70,580  12.92%     1,348,745  15.75%   19.11
            2014               6    73,515  13.46%     1,411,245  16.48%   19.20
            2015               4     9,177   1.68%       221,222   2.58%   24.11
            2016               1     9,100   1.67%       176,771   2.06%   19.43
            2017               4    61,819  11.31%     1,132,355  13.23%   18.32
            2018               5   184,064  33.68%     1,884,956  22.04%   10.24
            2019               2     9,285   1.70%       266,558   3.11%   28.71
            2020               1     3,000   0.55%        58,470   0.68%   19.49
            2022               1    65,028  11.90%     1,040,447  12.15%   16.00
            2047               1         -   0.00%             -   0.00%       -
                        ------------------            --------------------------
Total Occupied                48   546,363 100.00%    $8,561,480 100.00%$  15.67
                        ==========================    ==========================

------------------------------------------

Total Vacant                        95,434
                                ----------
Total Square
 Feet                              641,797
                                ==========

QUARTERLY SUPPLEMENTAL DISCLOSURE
September 30, 2009
Property Demographics (1)
----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    3-Mile Radius(2)                            5-Mile Radius
                                                                   -----------------------------------------------------------------
                                          Trade  Cash (2)                       #
                                          Area     Base     Total    Total  HouseholdsMedian  Avg. HH   Total        Median   Avg.
                                                                                         HH                    #       HH       HH
Classifi Property / JV City        State (Miles)  Rent      GLA     Pop.     ("HH")   Income  Income   Pop.    HH    Income  Income
c-ation    Ownership %
-----------------------------------------------------------------------------------------------------------------------------------
Core      Brandywine    Wilmington  DE
           Town Center &
           Mkt
           Sq./22.22%                     3 16,087,341  996,925   41,222    15,054$ 83,769$102,192  120,306   46,004$74,110$ 93,425
Core      Elmwood Park  Elmwood     NJ
           Shopping Ctr.Park              3 3,283,245  149,491  257,647    83,959  52,609  62,446  614,727  208,535 57,938  69,562
Core      Chestnut Hill PhiladelphiaPA    3   807,483   40,570  148,084    59,791  53,526  65,990  399,921  157,197 52,171  65,291
Core      Abington TowneAbington    PA
           Center                         3 1,081,749  216,369   91,293    34,692  66,882  82,491  304,127  117,213 59,851  70,401
Core      Clark &       Chicago     IL
           Diversey                       3   883,130   19,265  419,461   213,740  58,803  81,579  969,623  410,327 51,138  67,593
Core      Hobson West   Naperville  IL
           Plaza                          3 1,100,818   99,126   98,083    34,231  94,977 114,120  241,153   82,668 93,969 113,986
Core      Methuen       Methuen     MA
           Shopping Ctr.                  5   958,689  130,021   89,957    31,569  41,619  49,981  201,503   72,943 47,894  56,306
Core      Crossroads    White PlainsNY
           Shopping Ctr.
          / 49%                          3 5,866,977  310,742  105,870    39,349  78,556  85,621  205,109   73,112 93,445 108,276
Core     The Branch    Smithtown   NY
          Plaza                          3 2,527,031  125,751   68,832    23,221  89,522 113,455  199,361   64,663 82,867 105,093
Core     Amboy Road    Staten      NY
                        Island           3 1,783,041   63,290  156,384    56,991  69,666  90,260  292,132  105,178 66,927  88,388
Core     Village       Smithtown   NY
          Commons
          Shopping Ctr.                  3 2,106,132   87,237   68,832    23,221  89,522 113,455  199,361   64,663 82,867 105,093
Core     Bloomfield    Bloomfield  MI
          Town Square   Hills            5 2,432,469  232,181   62,528    23,953  73,997 102,234  166,443   62,677 79,970 105,922
Core     Crescent      Brockton    MA
         Plaza                           3 1,608,486  218,141   99,649    34,369  46,062  56,826  168,246   58,789 46,062  56,826
Core     239 Greenwich Greenwich   CT
          Avenue / 75%                   5 1,397,621   16,834   67,165    24,889  97,270 125,159  142,822   51,210 94,119 119,232
Core     Town Line     Rocky Hill  CT
          Plaza                          3 1,670,620  206,346   45,606    19,067  65,917  75,855  153,302   61,023 57,724  68,679
Core     New Loudon    Latham      NY
          Center                         5 1,767,740  255,826   41,815    15,619  55,375  66,288  151,655   61,034 47,547  61,261
Core     Pacesetter    Pomona      NY
          Park Shopping
          Ctr.                           3 1,071,009   96,353   25,618     8,209  89,598 125,526  129,143   36,828 72,841 102,767
Core     LA Fitness,   Staten      NY
          Staten Island Island           3 1,265,000   55,000  127,542    45,026  65,178  83,167  457,912  162,076 60,236  77,922
Core     West 54th     Manhattan   NY
          Street                         3 2,937,912    9,677  582,613   325,406  80,037  96,7702,424,8481,048,312 55,446  67,194
Core     East 17th     Manhattan   NY
          Street                         3   625,000   19,6221,027,933   495,157  64,629 116,1332,512,4121,086,434 53,903  96,755
Core     Mad River     Dayton      OH
          Station                        5 1,391,494  125,983   58,692    25,428  58,119  67,529  135,000   56,693 60,560  71,601
Core     Mark          EdwardsvillePA
         Plaza                           5   804,295  216,401   87,986    37,409  31,982  39,628  124,868   52,566 34,683  43,184
Core     Blackman      Wilkes-     PA
         Plaza         Barre             5   288,919  125,264   58,885    24,646  30,982  40,002  111,991   47,249 33,391  41,275
Core     Bartow        The Bronx   NY
         Avenue                          3   336,665   14,676  567,476   209,231  40,253  47,6431,435,467  511,796 30,552  43,522
Core     Walnut Hill   Woonsocket  RI
          Plaza                          5 2,410,548  284,717   60,322    22,861  42,715  47,867   95,320   35,238 50,142  56,573
Core     A & P ShoppingBoonton     NJ
          Plaza / 60%                    5 1,264,457   62,908   49,442    18,288  87,533 113,042  101,266   36,438 86,509 106,011
Core     Merrillville  Hobart      IN
          Plaza                          5 2,896,191  235,026   26,118    10,066  56,556  64,248   87,796   32,151 54,709  62,531
Core     The Gateway   So.         VT
          Shopping Ctr. Burlington       3 1,874,033  101,784   46,879    19,366  44,294  55,033   69,993   28,186 47,104  57,514
Core     Marketplace   Absecon     NJ
         of Absecon                      3   937,486  104,718   30,732    11,642  52,106  64,775   68,326   26,137 51,610  62,711
Core     Plaza 422     Lebanon     PA    3   718,503  156,279   43,975    17,347  36,874  47,144   61,197   23,615 41,055  51,545
Core     Route         Honesdale   PA
         6
         Plaza                           5 1,141,193  175,519    7,567     3,014  32,283  43,919   11,899    4,627 34,031  46,300
Fund I   Granville     Columbus    OH
          Center /
          37.78%                         3   593,022  134,997  112,547    47,337  47,547  53,746  266,313  108,411 53,466  60,719
Fund I   Sterling      Sterling    MI
          Heights       Heights
          Shopping
          Center /
          18.9%                          3   562,900  154,835   99,813    36,587  66,886  77,416  264,560  103,403 63,816  74,661
Fund I   Tarrytown     Tarrytown   NY
           Shopping
           Center /
           37.78%                         3   986,182   35,291   36,856    13,450  78,415  95,294  123,546   43,654 85,757 103,311
Fund II-  400 East      The Bronx   NY
Urban In-  Fordham Road
Fill       / 19.2%                        2 5,304,240  119,4461,205,053   412,674  30,252  38,2981,997,909  698,322 33,259  40,957
Fund II-  Sherman AvenueManhattan   NY
Urban In-  / 19.2%
Fill                                      2         -        -  535,739   175,108  29,260  36,3242,049,516  721,521 34,366  42,608
Fund II-  Pelham Manor  Westchester NY
Urban In-  Shopping
Fill       Plaza / 19.2%                  3 4,719,346  229,507  398,727   147,238  48,697  56,1161,109,022  403,897 44,956  53,542
Fund II-  161st Street  The Bronx   NY
Urban In-  /19.2%
Fill                                      2 4,384,824  227,3291,274,483   427,111  25,104  31,4772,531,473  966,482 37,307  48,034
Fund II-  Liberty       Queens      NY
Urban In- Avenue /
Fill      19.2%                           3   896,083   26,125  613,457   201,509  44,915  59,078  613,457  201,509 44,915  59,078
Fund II-  216th         Manhattan   NY
Urban In- Street /
Fill      19.2%                           2 2,565,000   60,000  536,119   183,542  30,978  41,481  536,119  183,542 30,978  41,481
Fund II-  Oakbrook      Oakbrook    IL
Other     /
          20%                             3   825,000  112,000   77,560    29,487  77,130 108,955  288,932  108,039 75,456  97,126
Fund III- Cortlandt     Mohegan     NY
 Other     Towne        Lake
          Center/19.91%                   3 8,561,480  641,797   50,899    17,257  83,556  96,323   85,373   28,902 88,363 103,198
------------------------------------------------------------------------------------------------------------------------------------
                                               94,723,354 6,693,369
                                                    -------------------


                                 3-Mile Radius(2)                            5-Mile Radius
                                ----------------------------------------------------------------
                                               #
                                    Total  Households Median  Avg. HH   Total          Median      Avg.
                                                      HH                          #       HH       HH
                                    Pop.     ("HH")  Income  Income     Pop.     HH    Income    Income
                                -----------------------------------------------------------------------

TOTAL
Weighted Average - Based on
 GLA                              151,872    54,487 $ 62,624 $ 76,150  327,245  121,724 $62,343 $ 76,409
                                ------------------------------------------------------------------------
Weighted Average - Based on
 base rent(1)                     175,493    70,849 $ 64,712 $ 79,919  421,271  163,189 $60,047 $ 74,171
                                ------------------------------------------------------------------------

CORE
                                ------------------------------------------------------------------------
Weighted Average - Based on
 GLA                               74,690    28,542$ 63,373$ 77,631  182,774   68,621 $61,831   $ 76,492
                                ------------------------------------------------------------------------
Weighted Average - Based on
 base rent(1)                     132,504    57,371$ 66,073$ 81,837  353,788  139,845 $60,405   $ 74,819
                                ------------------------------------------------------------------------

FUND I
                                ------------------------------------------------------------------------
Weighted Average - Based on
 GLA                               98,267    38,539$ 60,108$ 69,528  249,981   98,997 $61,900   $ 71,982
                                ------------------------------------------------------------------------
Weighted Average - Based on
 base rent(1)                      70,505    27,751$ 66,833$ 79,347  190,385   73,333 $72,146   $ 85,402
                                ------------------------------------------------------------------------

FUND II -Urban In-fill
                                ------------------------------------------------------------------------
Weighted Average - Based on
 GLA                              865,586   296,579$ 35,520$ 43,2381,686,035  622,118 $38,954   $ 48,508
                                ------------------------------------------------------------------------
Weighted Average - Based on
 base rent(1)                     883,453   302,636$ 34,700$ 42,8291,614,828  587,560 $37,599   $ 47,001
                                ------------------------------------------------------------------------

FUND II -Other
                                ------------------------------------------------------------------------
Weighted Average - Based on
 GLA                               77,560    29,487$ 77,130$108,955  288,932  108,039 $75,456   $ 97,126
                                ------------------------------------------------------------------------
Weighted Average - Based on
 base rent(1)                      77,560    29,487$ 77,130$108,955  288,932  108,039 $75,456   $ 97,126
                                ------------------------------------------------------------------------

FUND III
                                ------------------------------------------------------------------------
Weighted Average - Based on
 GLA                               50,899    17,257$ 83,556$ 96,323   85,373   28,902 $88,363   $103,198
                                ------------------------------------------------------------------------
Weighted Average - Based on
 base rent(1)                      50,899    17,257$ 83,556$ 96,323   85,373   28,902 $88,363   $103,198
                                ------------------------------------------------------------------------

(1) Does not include the Kroger/Safeway Portfolio. Base rent for joint ventures has been pro-rated based on the Company's ownership % in the joint venture.

(2) West 54th Street, Sherman 161st Street and 216th Street figures are for 2 mile radius

Reporting Supplement
September 30, 2009

                   Important Notes
                   ---------------

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company's method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.

                                    Page 42